                                                                    July 1, 1995

                          PACIFIC HORIZON FUNDS, INC.
                              CAPITAL INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED JULY 1, 1995

NOTICE TO WASHINGTON INVESTORS

     The Fund invests a predominant portion of its assets in Convertible Securities that are not investment grade, that is, are not rated within the four highest rating categories by Standard & Poor's Corporation ("S & P") or Moody's Investors Service, Inc. ("Moody's"). Securities so rated are sometimes referred to as junk bonds and are subject to greater risk of loss of principal and interest. The Fund intends, however, to invest in Convertible Securities that are rated at least B by S&P or Moody's or, if unrated, are of comparable quality as determined by the Fund's investment adviser. Investors should carefully assess the risks associated with an investment in the Fund.

                                                                      COPCIWASTK

                                                                    July 1, 1995
                          PACIFIC HORIZON FUNDS, INC.
                              CAPITAL INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED JULY 1, 1995

NOTICE TO ARIZONA INVESTORS

     The Convertible Securities in which the Fund invests are generally not investment grade, that is, not rated within the four highest rating categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. From time to time a substantial portion of the Fund's portfolio holdings may therefore be deemed to be speculative. Accordingly, the Fund may not be suitable for all investors.

                                                                      COPCIAZSTK

------------------------------------------------------
 INFORMATION SUMMARY

1.  WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks total investment return comprised of capital appreciation and current income consistent with prudent investment risk.

2.  IN WHAT DOES THE FUND INVEST?

The Fund invests in a diversified portfolio of convertible bonds and preferred stock ("Convertible Stock"). This Fund maintains at least a 65% position in convertible securities. To further maximize performance the Fund also invests in common stocks and cash equivalents. Securities are selected primarily for capital appreciation with yield as a secondary objective.
3.  WHAT ARE THE RISKS?

While any investment carries some risk, the risk of loss through default is greater with lower-rated convertible securities than with investment grade securities because these lower rated securities are often unsecured and subordinate to an issuers other obligations. Consequently, the market price of these securities and the net asset value of the Fund's shares may be quite volatile.

4.  IS THE FUND APPROPRIATE FOR ME?
This Fund is appropriate for investors who seek to capture higher growth than offered by bonds alone, have the capacity to absorb minor fluctuations in their investment, and want a balance of growth and income with moderate returns. This Fund will provide investors with returns comprised of current income and capital appreciation with prudent investment risk.

5.  WHAT ARE THE FEES OR EXPENSES?

A Front-End Sales Load of 4.5% is a shareholder transaction expense charged on the initial investment into the Fund. No fees will be charged for reinvested dividends, exchanges between other Pacific Horizon funds or redemptions from the Fund. Additionally there are no 12b-1 fees. The operating expenses, as a percentage of average net assets, charged directly by the Fund are described in the fee table below:

------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSE
   Maximum Sales Load on Purchases                 4.50%
   Sales Load on Reinvested Dividends               None
   Deferred Sales Load                              None
   Redemption Fees & Exchange                       None
  ESTIMATED ANNUAL OPERATING EXPENSES
   (as a % of Average Net Assets)
  Management Fees                                  0.65%
  All other Expenses
   Shareholder Servicing Payments        0.25%
   Other Expenses                        0.39%
  Total Other Expenses                             0.64%
                                                  ------
  Total Fund Operating Expenses                    1.29%
                                                  ======
------------------------------------------------------

The above expenses represent full fees charged to the Fund without waivers. The investment adviser and administrator may voluntarily waive a portion of their respective fees from time to time.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 YR     3 YR     5 YR      10 YR
-----    ----     -----     -----
 $58     $ 84     $ 113     $ 194

Note: The preceding example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

6. THE FOLLOWING IS A BAR GRAPH THAT SHOWS THE PERFORMANCE OF THE FUND FOR THE PAST SEVEN CALENDAR YEARS:


Year                Percentage
94                  -5.9%
93                  22.7
92                  21.4
91                  38.2
90                  -4.3
89                  27.9
88                  15.3

Past performance is no guarantee of future results The total return figures presented above do not reflect the maximum 4.5% sales load.

                              --------------------------------------------------

    SEC 30-day yield as of 9/30/95:                  3.31%
    ------------------------------------
     THE AVERAGE ANNUAL COMPOUND TOTAL RETURN:
    One Year (as of 9/30/95)                        14.02%
    Five Year (as of 9/30/95)                       18.71%
    Since Inception (9/25/87 to 9/30/95)            14.06%

    7.  WHO IS THE INVESTMENT ADVISER?

    Bank of America NT&SA, the investment adviser, and its affiliates have over $50 billion in assets under management, including over $10 billion in mutual funds.

    8.  HOW CAN I PURCHASE SHARES?

    Complete the application in the Prospectus enclosed and attach a check for as little as $500, or $50 per month with automatic investment. If you want to open an account by bank wire, call 1-800-346-2087.

    9.  HOW CAN I REDEEM SHARES?

    Redemptions can be made by sending a written request to DST Systems, Inc. at P.O. Box 419955, Kansas City, MO 64141-6955 by requesting a wire. The minimum for a wire redemption is $1,000.

    10. HOW OFTEN ARE DISTRIBUTIONS MADE?

    Dividends are declared and paid quarterly. You can have your distributions sent to you directly, or you can have the dividends reinvested in the Fund to increase your holdings.

    11. WHAT OTHER SERVICES ARE AVAILABLE?

    Pacific Horizon Funds, Inc. provides a whole host of services to better serve shareholders including fund performance reporting, automated investment and withdrawal plans, and retirement plans. Please call for information on the entire family of Pacific Horizon Funds by dialing 1-800-332-3863.

    THIS FUND PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.
    COPCAPNPROF
                                   CAPITAL INCOME FUND

                                      FUND PROFILE
                                     OCTOBER 1, 1995

                                    NOT FDIC INSURED

                                 BANK OF AMERICA, NT&SA
                                   INVESTMENT ADVISER
                             CONCORD FINANCIAL GROUP, INC.,
                                DISTRIBUTOR, MEMBER NASD

                       PACIFIC   HORIZON   MUTUAL   FUNDS

PROSPECTUS

JULY 1, 1995

                                            PACIFIC HORIZON CAPITAL INCOME FUND
                                          A series of shares of Pacific Horizon
                                                          Funds, Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON CAPITAL INCOME FUND (the "Fund") is a diversified mutual fund whose investment objective is to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk. In seeking its investment objective, the Fund invests in a diversified portfolio consisting principally of convertible bonds and convertible preferred stocks of domestic issuers. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

The Fund may be suited for investors seeking a highly competitive return over the long term comprised of current income and capital appreciation, who are willing to accept the relative risks described in this Prospectus associated with seeking such returns.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
--------------------------------------------------------------------------------

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   3
      FUND INVESTMENTS                       4    INVESTMENT OBJECTIVE
                                             4    TYPES OF INVESTMENTS
                                             8    FUNDAMENTAL LIMITATIONS
                                             9    OTHER INVESTMENT PRACTICES
      SHAREHOLDER GUIDE                     11    HOW TO BUY SHARES
                                            11      What Is My Minimum Investment In The Fund?
                                            11      How Are Shares Priced?
                                            13      How Can I Buy Shares?
                                            15      What Price Will I Receive When I Buy Shares?
                                            16      What Else Should I Know To Make A Purchase?
                                            16    HOW TO SELL SHARES
                                            16      How Do I Redeem My Shares?
                                            18      What NAV Will I Receive For Shares I Want To Sell?
                                            18      What Kind Of Paperwork Is Involved In Selling
                                                    Shares?
                                            18      How Quickly Can I Receive My Redemption Proceeds?
                                            19      Do I Have Any Reinstatement Privileges After I Have
                                                    Redeemed Shares?
                                            19    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                  19    CAN I USE THE FUND IN MY RETIREMENT PLAN?
                                            20    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            20    WHAT IS TELETRADE?
                                            21    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            21    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            21    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            21    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                  FUNDS?
                                            22    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              22    FUND MANAGEMENT
                                            22      Service Providers
                                            24    TAX INFORMATION
                                            25    MEASURING PERFORMANCE
                                            26    DESCRIPTION OF SHARES
                                            26    PLAN PAYMENTS
      APPENDIX A                           A-1
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses expected to be incurred during the current fiscal year. This information has been restated to reflect that management is not waiving or reimbursing fees and assumes that current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

       SHAREHOLDER TRANSACTION EXPENSE
 Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                             4.50%
 Sales Load Imposed on Reinvested
   Dividends                                    None
 Deferred Sales Load                            None
 Redemption Fees                                None
 Exchange Fee                                   None
         ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
 Management Fees                               0.65%
 All Other Expenses                            0.64%
                                              ------
   Shareholder Service Payments                0.25%
   Other Expenses                              0.39%
 Total Operating Expenses                      1.29%
                                              ======

--------------------------------------------------------------------------------

EXAMPLE: Assume the Fund's annual return is 5% and its operating expenses      After 1 Year  :  $58
  are the same as those stated above. For every $1,000 you invest, here's      After 3 Years :  $84
how much you would have paid in total expenses if you closed your account      After 5 Years : $113
after the number of years indicated:                                           After 10 Years: $194

Note: The preceding operating expenses and example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
--------------------------------------------------------------------------------

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees consist of:

- an investment advisory fee payable at the annual rate of .45% of the Fund's net assets; and

- an administration fee payable at the annual rate of .20% of the Fund's net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide" and "The Business of the Fund" in this Prospectus.

FINANCIAL HIGHLIGHTS

The Fund commenced operations on September 25, 1987 as the Total Return Fund (the "Predecessor Fund"), a separate portfolio of a Massachusetts business trust called The Horizon Capital Funds. On January 1, 1989, the Predecessor Fund changed its name to The Pacific Horizon Convertible Securities Fund and on January 9, 1990 was reorganized as a portfolio of the Company. On September 16, 1991, the Fund changed its name to the Pacific Horizon Capital Income Fund.

The table below shows certain financial highlights of the Predecessor Fund's investment results for the periods ending on or prior to August 31, 1989, the combined investment results of the Fund and the Predecessor Fund for the period from September 1, 1989 through February 28, 1990 and the Fund's investment results for the five years in the period ended February 28, 1995. The information for the periods indicated was audited by Price Waterhouse LLP, independent accountants for the Fund and the Predecessor Fund, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

Selected data for a share of common stock outstanding throughout each of the periods indicated:
--------------------------------------------------------------------------------

                                                  YEAR ENDED                           PERIOD          YEAR        PERIOD
                       -----------------------------------------------------------     ENDED           ENDED        ENDED
                       FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY    FEBRUARY    FEBRUARY        AUGUST       AUGUST
                          28,          28,         28,          29,         28,         28,             31,          31,
                         1995         1994        1993++       1992        1991       1990***          1989         1988*
                       ---------    ---------    --------     -------     -------     -------         -------      -------
Net asset value per
 share, beginning of
 period.............   $   15.42    $   13.32    $  12.01     $ 10.23     $  9.83     $ 10.88         $  8.99      $  9.55
                       ---------    ---------    --------     -------     -------     -------         -------      -------
Income from
 Investment
 Operations:
 Net investment
   income...........        0.57         0.50        0.56        0.53        0.59        0.28            0.55         0.50
 Net realized and
   unrealized gain
   (loss) on
   securities.......       (1.43)        2.36        1.79        2.06        0.35       (0.12)           1.96        (0.74)
                       ---------    ---------    --------     -------     -------     -------         -------      -------
 Total income (loss)
   from investment
   operations.......       (0.86)        2.86        2.35        2.59        0.94        0.16            2.51        (0.24)
                       ---------    ---------    --------     -------     -------     -------         -------      -------
Less Dividends:
 Dividends from net
   investment
   Income...........       (0.54)       (0.48)      (0.60)      (0.55)      (0.54)      (0.31)          (0.62)       (0.32)
 Distributions from
   net realized
   gains on
   securities.......       (0.37)       (0.28)      (0.44)      (0.26)         --       (0.90)             --           --
                       ---------    ---------    --------     -------     -------     -------         -------      -------
Total dividends and
 distributions......       (0.91)       (0.76)      (1.04)      (0.81)      (0.54)      (1.21)          (0.62)       (0.32)
                       ---------    ---------    --------     -------     -------     -------         -------      -------
Net change in net
 asset value per
 share..............       (1.77)        2.10        1.31        1.78        0.40       (1.05)           1.89        (0.56)
                       ---------    ---------    --------     -------     -------     -------         -------      -------
Net asset value per
 share, end of
 period.............   $   13.65    $   15.42    $  13.32     $ 12.01     $ 10.23     $  9.83         $ 10.88      $  8.99
                       ==========   ==========   =========    =======     =======     =======         =======      =======
Total return+++.....       (5.61)%      21.85%      20.62%      26.21%      10.17%       1.46%++++++    29.34%      (2.26)%++++++
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000).....   $ 198,251    $ 191,491    $ 19,613     $ 6,032     $ 1,186     $   962         $   688      $   255
 Ratio of expenses
   to average net
   assets**.........        0.97%        0.46%       0.07%         --          --          --              --         0.35%+
 Ratio of net
   investment income
   to average net
   assets**.........        4.48%        4.19%       5.00%       5.63%       6.32%       5.87%+          6.26%        7.14%+
 Portfolio turnover
   ratio............          94%         103%        216%        278%        236%        153%            253%         211%

---------------
     * For the period September 25, 1987 (commencement of operations) through August 31, 1988.
    ** Net of fee waivers and expenses reimbursed which had the effect of decreasing the ratio of expenses to average net assets by 0.17%, 0.74%, 3.27%, 6.23%, 14.64%, 27.82% (annualized), 35.19% and 61.95%
        (annualized), respectively.
   ***  For the period September 1, 1989 through February 28, 1990.
     +  Annualized.
    ++ Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings
        Association served as investment adviser commencing April 22, 1992.
   +++ The total return figures listed do not include the effect of the maximum 4.50% sales charge.
++++++  P Unannualized.

                                FUND INVESTMENTS

THE PACIFIC HORIZON CAPITAL INCOME FUND SEEKS TOTAL RETURN OVER THE LONG TERM BY INVESTING IN A DIVERSIFIED PORTFOLIO COMPOSED MOSTLY OF CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK.

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH A TOTAL INVESTMENT RETURN, COMPRISED OF CURRENT INCOME AND CAPITAL APPRECIATION, CONSISTENT WITH PRUDENT INVESTMENT RISK.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

IN GENERAL. The convertible bonds and preferred stock ("Convertible Securities") held in the Fund's portfolio will, for the most part, be securities issued by U.S. issuers. The Fund has a fundamental policy that under normal circumstances at least 65% of its total assets will be invested in Convertible Securities. Up to 15% of its assets also may be held in Eurodollar Convertible Securities.

The Company's Board of Directors will evaluate whether a satisfactory total return has been achieved by comparing the Fund's return against a number of indices such as:

- the Standard and Poor's 500 Stock Index;

- the Shearson Lehman Long-Term Government/Bond Index; and

- the Lipper Convertible Bond Market Index.

While the Fund strives to attain its investment objective, there can be no assurance that it will be able to do so.

Similar to straight debt obligations, convertible securities pay a fixed rate of interest and return principal at maturity; unlike straight debt, they may be converted into a set amount of corporate common stock. Investors should note that the Fund may convert its Convertible Securities when conditions are not necessarily favorable for their disposition or because of developments with respect to the issuers or trading markets of such Convertible Securities. More information regarding Convertible Securities can be found below.

In addition to Convertible Securities, and subject to the fundamental investment policy above, the Fund also may invest in:

- securities issued or guaranteed by the U.S. Government (and its agencies and instrumentalities);

- nonconvertible bonds and dividend-paying equity securities that are consistent with the Fund's investment objective;

- options and futures; and

- money market securities.

Notwithstanding the fundamental investment policy above, however, for temporary defensive purposes at times when Bank of America believes such a position is warranted by uncertain or unusual market conditions, the Fund may invest without limit in securities issued or guaranteed by the U.S. Government (and its agencies and instrumentalities), money market securities and investment grade debt securities, or may hold its assets in cash.

CONVERTIBLE SECURITIES. The Convertible Securities in which the Fund invests (including bonds, notes and preferred stock) are convertible into common stock at a stated price within a specified period of time. When investing in such Convertible Securities the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the Convertible Securities are convertible, while earning higher current income than is available from the common stock.

Generally, Convertible Securities are not "investment grade" (that is, not rated within the four highest rating categories by a nationally recognized statistical rating organization including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard and Poor's"), Duff & Phelps Credit Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's")). Convertible Securities acquired by the Fund that are rated below investment grade, or that are not rated, present greater risks as to the timely payment of principal and interest (or dividends). The Fund intends that the Convertible Securities it purchases will be rated at least "B" by a nationally recognized statistical rating organization, or that if the investment is unrated it will be deemed of comparable quality by Bank of America.

For your information, set forth below is the average distribution of ratings at value for the Fund's portfolio securities (including commercial paper and nonconvertible bonds) for its last fiscal year:

       MOODY'S INVESTORS           PERCENTAGE OF
          SERVICE, INC.                VALUE
  ----------------------------   -----------------
  Aaa                                         18.4%
  Aa                                             0%
  A                                            7.6%
  Baa                                         13.0%
  Ba or lower                                 41.0%
  Not Rated                                   20.0%
    Comparable to A               5.20%
    Comparable to Baa             3.50%
    Comparable to Ba or lower    11.30%
                                            ------
                                            100.00%
                                            ======

       STANDARD & POOR'S           PERCENTAGE OF
           CORPORATION                 VALUE
  ----------------------------   -----------------
  AAA                                         18.4%
  AA                                           1.5%
  A                                            5.4%
  BBB                                         13.7%
  BB or lower                                 41.5%
  Not Rated                                   19.5%
    Comparable to A               5.20%
    Comparable to BBB             3.50%
    Comparable to BBB or lower   10.80%
                                            ------
                                            100.00%
                                            ======

These ratings are described in the Appendix to this Prospectus.

  RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, some of the risks associated with lower-rated Convertible Securities are different for example from those for investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of the Fund's shares, may be quite volatile.

RELATIVE YOUTH OF LOWER-RATED SECURITIES'
MARKET. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the Fund's portfolio.

  SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments.

Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If the issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

  LIQUIDITY AND VALUATION. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is thinly traded. As a result, the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-related securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

  CONGRESSIONAL PROPOSALS. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

  CREDIT RATINGS. The ratings of Standard and Poor's, Moody's and other nationally recognized statistical rating organizations evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Bank of America performs its own analysis of the issuers whose lower-rated securities the Fund purchases. Because of this, the Fund's performance may depend more on the investment adviser's own credit analysis than is the case for mutual funds investing in higher rated securities.

In selecting Convertible Securities, Bank of America considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the Convertible Securities, the protections afforded the Convertible Securities and the diversity of the Fund's portfolio. Bank of America continuously monitors the issuers of lower-rated securities held in the Fund's portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund's portfolio so that it can meet redemption requests.

If a portfolio security undergoes a rating revision, the Fund may continue to hold the security if Bank of America determines such retention is warranted.

  CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible Securities have unique investment characteristics because they:

- generally have higher yields than common stocks;

- generally are less subject to a decline in value than their underlying common stocks because of their fixed income characteristics; and

- generally provide for the possibility of capital appreciation if the market value of their underlying common stock increases.

An issuer of a Convertible Security may have the option to redeem it at a price established in the Convertible Security's governing instruments. If a Convertible Security is called for redemption, the Fund will have to either permit the redemption, convert the Convertible Security into the underlying common stock or sell the Convertible Security to a third party. Any of these actions could adversely affect the Fund's ability to attain its objective.

The Fund would convert a Convertible Security either to permit the orderly disposition of the investment or when it has reached maturity or been called for redemption. The Fund might also convert a Convertible Security if the underlying common stock's dividend rate increased above the yield on the Convertible Security.

  EURODOLLAR CONVERTIBLE SECURITIES. Eurodollar Convertibles, in which the Fund may invest up to 15% of its total assets, are fixed income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside of the U.S. and are convertible into or exchangeable for specified equity securities. Eurodollar Convertibles in which the Fund invests will be convertible into or exchangeable for foreign equity securities.

Investments in foreign issuers may be affected by changes in currency rates and exchange control regulations. There is typically less publicly avail-able information about a foreign company than about a U.S. company, and foreign brokerage commissions and custody fees are generally higher than in the U.S. In addition, foreign companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts, and their securities may be less liquid and more volatile than those of U.S. issuers. Investments in foreign securities are also subject to local political and economic developments, expropriation or nationalization of assets and the imposition of withholding taxes.

ADDITIONAL INVESTMENTS. When not invested in Convertible Securities, the Fund can invest in other types of obligations subject to the limitations described previously.

The Fund may purchase bank obligations including CDs and bankers' acceptances issued by domestic branches of U.S. banks that have total assets of more than $2.5 billion. The Fund may also make interest-bearing savings deposits in commercial banks in amounts not exceeding 5% of its total assets.

Commercial paper rated in the top rating category by Standard and Poor's, Moody's or other rating agencies, and unrated commercial paper determined to be of comparable quality by Bank of America, may also be purchased. In addition, the Fund may invest in debt securities rated BBB or higher by Standard and Poor's or other rating agencies or Baa or higher by Moody's. See "Convertible Securities" for the rating requirements for convertible securities.

As noted above, the Fund can purchase obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of some of these agencies and instrumentalities, such as the Small Business Administration or the Maritime Administration, are backed by the full faith and credit of the U.S.; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it were not required to do so by law.

OPTIONS TRANSACTIONS. The Fund may sell, or "write," covered call options on securities it owns in order to obtain the premium for doing so, and may purchase put options on securities it owns (or which it may acquire through conversion or exchange of other securities it owns) as a hedging technique. The aggregate value of the Fund's assets subject to options written may not exceed 25% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Fund will not exceed 5% of its total assets.

Closing purchase transactions on previously written options may be entered into by the Fund to realize a profit and/or to permit the Fund to write another option on the underlying security. The Fund might write another option on the underlying security in order to provide for a different exercise price or expiration date. A profit or loss will be realized when an option is closed to the extent the cost of the closing transaction is less or more, respectively, than the premium received for writing the option.

When an option written by the Fund is exercised, the Fund will receive the exercise price for the security as provided for in the option, but it loses the opportunity to receive the price which it could have obtained for the security in the open market, which will likely be higher than the exercise price of the option.

Put options purchased by the Fund give it the right to sell the security underlying the option at the price set forth in the option at any time prior to the expiration of the option. The Fund may sell a put option prior to the time the securities underlying the option are actually sold, which will result in a gain or loss to the Fund depending on whether the amount received from the sale is more or less than the premium and other transaction costs associated with the option.

  SPECIAL RISKS ASSOCIATED WITH OPTIONS. The Fund will only write options where Bank of America believes a liquid secondary market will exist on a national securities exchange for options of the same series, which would permit the Fund to close out its option position. There are no assurances that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If the Fund cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised.

Furthermore, the Fund's ability to engage in transactions in options may be limited by IRS requirements that the Fund receive less than 30% of its gross income from certain securities, including options and futures contracts, held by the Fund for less than three months. Bank of America does not believe that transactions in options will significantly affect the Fund's ability to meet IRS requirements.

The times of day that options on particular securities are sold may not be the same as those during which the securities themselves are traded, which means that significant activity could occur in the markets for the underlying securities that would not be reflected in the options markets.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may enter into financial futures contracts (including interest rate and stock index futures) or purchase or sell related options as a hedge against anticipated interest rate fluctuations or changes resulting from market conditions in the values of the securities that the Fund holds in its portfolio, or intends to purchase or sell, and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's portfolio. The Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

More information regarding futures contracts and related options can be found in Appendix B to the Statement of Additional Information.

FUNDAMENTAL LIMITATIONS. The Fund's investment objective may not be changed without a vote by the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." A number of the Fund's other fundamental investment limitations are summarized below.

1. Under normal circumstances, at least 65% of the Fund's total assets will be invested in Convertible Securities (including, for a period of two months following their conversion, securities acquired upon conversion of Convertible Securities).

2. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).

3. The Fund may not issue senior securities or borrow money except for temporary purposes in amounts up to 10% of its total assets. Borrowing will occur only to meet redemption requests, and not for investment leverage. The Fund will not purchase securities if any borrowings are outstanding.

4. The Fund may not make loans, although it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities as discussed herein.

5. The Fund may not invest more than 10% of its total assets in certain illiquid investments. Investors should note, however, that certain securities that might otherwise be considered illiquid, particularly securities that are not registered under the federal securities laws but for which the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) has determined a liquid trading market exists, are not subject to this 10% limitation.

6. The Fund may not purchase securities of an issuer with an operating history of less than three years (with the exception of obligations issued or guaranteed by the U.S. Government or its agencies).

                                    *  *  *

A complete list of the Fund's fundamental investment limitations is set out in full in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

REPURCHASE AGREEMENTS. The Fund may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements.

The Fund will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by Bank of America, under guidelines approved by the Company's Board of Directors. The Fund intends that such agreements will not have maturities longer than 60 days.

During the term of any repurchase agreement the seller must maintain the value (including accrued interest) of the securities subject to the agreement in an amount that is greater than the repurchase price. Bank of America then continually monitors that value. Nonetheless, should the seller default on its obligations under the agreement, the Fund would be exposed to possible loss due to adverse market action or delays connected with the disposition of the underlying obligations. Repurchase Agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements the Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back later at an agreed upon time and price.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by Bank of America to make sure that an appropriate value is maintained.

Reverse repurchase agreements involve the risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares. The Fund will only enter reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Fund may purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. These transactions will not be entered into for speculative purposes, but only in furtherance of the Fund's investment objective.

SECURITIES LENDING. In order to earn additional income, the Fund may lend its portfolio securities to financial institutions (such as banks and bro-

kers) that Bank of America considers to be of good standing. If the broker-dealer should become bankrupt, however, the Fund could experience delays in recovering its securities. A securities loan will only be made when, in Bank of America's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by the Fund exceeds 30% of its total assets. Securities loans will be fully collateralized.

PORTFOLIO TRANSACTIONS. Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor), provided it believes the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

PORTFOLIO TURNOVER. The Fund's investment policies and practices may result in portfolio turnover that is substantially greater than that of other mutual fund portfolios. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase greatly the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Portfolio turnover will not be a limiting factor in making investment decisions for the Fund.

                               SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                 INITIAL     SUBSEQUENT
                                 INVESTMENT  INVESTMENT
                                 -------    -------------
  Regular Account                $   500*        $50
  Automatic Investment Plan      $    50         $50
  IRAs, SEP-IRAs
    (one participant)            $   500     No minimum
  Spousal IRAs**                 $   250     No minimum
  SEP-IRAs
    (more than one participant)  $ 2,500     No minimum

  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.

 ** A regular IRA must be opened in conjunction with this account.
---------------------------------------------------------

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value (NAV) as follows:

                      (Value of Fund Assets) - (Fund Liabilities)
NAV =           -------------------------------------------------------
                             Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.
The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund pursuant to procedures adopted by the Board of Directors. Short-term securities are valued at amortized cost, which approximates market value. For further information about valuing Fund investments, see the Statement of Additional Information. For voice recorded price and yield information call (800) 227-1545.

SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:

---------------------------------------------------------

                                                DEALER'S
                            AS A % OF           REALLOWANCE
                          --------------        AS A
                                    NET         % OF
       AMOUNT OF          OFFERING  ASSET       OFFERING
      TRANSACTION         PRICE     VALUE       PRICE*
  -------------------     ----      ----        ----
  Less than $100,000      4.50      4.71        4.00
  $100,000 but less
    than $250,000         3.75      3.90        3.35
  $250,000 but less
    than $500,000         2.50      2.56        2.20
  $500,000 but less
    than $750,000         2.00      2.04        1.75
  $750,000 but less
    than $3,000,000       1.00      1.01        0.90
  $3,000,000 or more      0.00      0.00        0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
---------------------------------------------------------

WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- corporate/business retirement plans (such as 401K, 403b7, 457 and Keogh accounts) sponsored by the Fund's administrator;

- employer-sponsored employee pension or retirement plans making direct investments in the Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load

(including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor) must notify the Fund's transfer agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Aggressive Growth Fund, the California Tax-Exempt Bond Fund, the U.S. Government Securities Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in an aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon Funds, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

--------------------------------------------------------------------------------------------------------
                                 TO BUY SHARES
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
(ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions.                   instructions.
--------------------------------------------------------------------------------------------------------
THROUGH THE DISTRIBUTOR
(IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
    BY MAIL
    Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
    c/o DST Systems, Inc.              and mail it with a check        investments to:
    P.O. Box 419955                    (payable to Pacific Horizon
    Kansas City, MO 64141-6955         Capital Income Fund) to the     Pacific Horizon Funds, Inc.
                                       address on the left.            c/o DST Systems, Inc.
                                                                       P.O. Box 419940
                                                                       Kansas City, MO 64173-0298
--------------------------------------------------------------------------------------------------------
    IN PERSON
    DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
    811 Main                           and your payment directly to    to the address on the left.
    Kansas City, MO 64105-2005         the address on the left.
--------------------------------------------------------------------------------------------------------
    BY WIRE
    United Missouri Bank of            Instruct your bank to           Instruct your bank to
    Kansas City, N.A.                  transmit immediately            transmit immediately
    10th and Grand                     available funds, for purchase   available funds as described
    Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
    ABA No. 1010-0069-5                Be sure to have your bank       should indicate that you are
    Pacific Horizon Funds, Inc.        indicate your name, address     making a subsequent purchase
    Capital Income Fund                and tax identification          as opposed to opening a new
    DDA #98-7037-107-3                 number, the name of the Fund    account.
                                       and the fact that a new
                                       account is being opened.        Be sure to include your name
                                                                       and your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.
                                       You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges apply      Purchase may be made in the
    (a service permitting transfers    automatically, although the     minimum amount of $500 and
    of money from your                 Privilege may not be used to    the maximum amount of $50,000
    checking, NOW or bank              make an initial purchase. If    per transaction as soon as
    money market account)              you do not wish to have         appropriate information
                                       TeleTrade Privileges, you       regarding your bank account
                                       must indicate that fact on      has been established on your
                                       the Account Application or in   Fund account. This
                                       a subsequent written notice     information may be provided
                                       to the Fund's transfer agent.   on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares."
                                                                       Call 800-346-2087 to make
                                                                       your purchase.

        You should refer to the section entitled "Shareholder Services"
      for additional important information about the TeleTrade Privilege.
     YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
          PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES"
                             FOR MORE INFORMATION.
------------------------------------------------------------------------------

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart entitled "To Sell Shares" as well as those of your account. To use the redemption methods described in the chart, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

   ---------------------------------------------------------------------------------------------
                                           TO SELL SHARES
                THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                   (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                               Contact them directly for instructions.
   ---------------------------------------------------------------------------------------------
   THROUGH THE DISTRIBUTOR
   (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon Capital          Send a signed, written request (each owner, including each
   Income Fund                      joint owner, must sign) to the Transfer Agent.
   c/o DST Systems, Inc.
   P.O. Box 419955                  If you hold stock certificates for the shares being
   Kansas City, MO 64141-6955       redeemed, make sure to endorse them for transfer, have your signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind of Paperwork Is Involved in Selling Shares?") and
                                    include them with your request.
   ---------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind of Paperwork Is Involved in
                                    Selling Shares?") to the address on the left.
   ---------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amounts.
                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
   ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                 TO SELL SHARES
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
     transfers of money to your     information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the Shareholder Services section below for additional important information about the TeleTrade
                                    Privilege.
         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
--------------------------------------------------------------------------------------------------


WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon clearance of the purchase check or Tele-

Trade payment, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.
Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Fund shareholders receive dividends or distributions from the Fund's net income and net realized capital gains (if any). The Fund's net income is declared and paid as a dividend on a quarterly basis. Dividends are paid within five business days after quarter end. The Fund intends to distribute any net realized capital gains not more than twice a year.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, MO 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of these services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE THE FUND IN MY RETIREMENT PLAN?

The Company makes available Individual Retirement Accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts."

YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES, THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

Contact the Fund's distributor at 800-332-3863 for details. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and consult their tax advisers.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided that such other shares may be legally sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use the Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section entitled "What is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How To Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application, or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE
INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from a non-retirement Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the

Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN
AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after serving 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of the Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                             ---------------------

                               INVESTMENT ADVISER

Bank of America manages the investment portfolio of the Fund. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations.

In its advisory agreement with the Company, Bank of America has agreed to manage the Fund's portfolio and to be responsible for, place orders for and make decisions with respect to, all purchases and sales of the Fund's securities. The agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation, provided such employees are under the management of Bank of America. Bank of America may also employ a sub-adviser provided Bank of America remains fully responsible to the Company and the Fund for the acts and omissions of the sub-adviser.

Ed Cassens, Vice President and Senior Portfolio Manager of BofA Capital Management, Inc. (a wholly-owned subsidiary of Bank of America), is primarily responsible for the day-to-day investment activities of the Fund. Mr. Cassens has been the Fund's manager since November 1994 and has been associated with Seattle-First National Bank, a wholly-owned subsidiary of Seafirst Corporation, which is controlled by BankAmerica Corporation (both of which are bank holding companies), since 1966. Mr. Cassens currently manages Bank of America's EBT Convertible Securities Trust and Convertible Securities Common Trust Fund and has managed the Seafirst Equity Income Common Trust Fund since 1987.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of .45% of the Fund's net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below regarding fee waivers.) During the fiscal year ended February 28, 1995, the Fund paid Bank of America advisory fees at an effective annual rate of 0.28% of the Fund's net assets, and Bank of America waived advisory fees at an effective annual rate of 0.17% of the Fund's net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Service Plan as described under "Plan Payments" and may receive fees charged directly to their customer accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator for the Fund. Its offices are located at 125 W. 55th Street, New York, New York 10019. Concord is a wholly-owned subsidiary of The BISYS Group, Inc.

Under its agreement with the Company, Concord has agreed to: pay the costs of maintaining the Company's offices; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services, and clerical services; coordinate the preparation of reports to Fund shareholders and reports to the Securities and Exchange Commission; prepare or coordinate the preparation of tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain the Fund's books and records; calculate the net asset value of the Fund's shares and calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the Fund's operations.

For its services as administrator, Concord is entitled to receive a fee from the Fund at the annual rate of .20% of the Fund's average net assets. This amount may be reduced pursuant to undertakings by Concord. (See the information below regarding fee waivers.) For the fiscal year ended February 28, 1995, the Fund paid Concord administration fees at an effective annual rate of 0.20% of the Fund's net assets. Under the authority granted in its administration agreement, Concord has entered into an agreement with The Bank of New York whereby the bank performs certain of the services listed above, such as calculating the net asset value of the Fund's shares and dividends and capital gains distributions to shareholders, and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by The Bank of New York for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York is responsible for holding the investments purchased by the Fund and is located at 90 Washington Street, New York, New York 10286. DST Systems, Inc. maintains the account records of all shareholders in the Fund and administers the distribution of income earned as a result of investing in the Fund and is located at 811 Main, Kansas City, Missouri 64105-2005.

FEE WAIVERS

Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund prior to fiscal year end and subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. These waivers and reimbursements would increase the Fund's yield when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

During its most recent fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a result of this qualification, the Fund generally is not required to pay federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to continue to qualify for this special tax treatment as long as it is in the best interest of its shareholders.

Distributions (whether received in cash or additional shares) of ordinary income and/or excess of net short-term capital gain over net long-term capital loss are taxable to the shareholder as ordinary income. (These distributions are eligible for the dividends received deduction allowed to corporations to the extent of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.)

Any distribution you receive comprised of the excess of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain no matter how long you have held Fund shares. (Such distributions are not eligible for the dividends received deduction allowed to corporations.)

A dividend paid to a shareholder by the Fund in January of a particular year will be deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year.

If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable gain (or loss) upon redemption, transfer or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption, transfer or exchange. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss recognized on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividend. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption, transfer or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares.

STATE AND LOCAL TAXES

A portion of the dividends that you receive may be derived from investments in U.S. Government obligations. These dividends may not be entitled to the same exemptions from state and local income taxes that would have been available if you had purchased U.S. Government obligations directly. Because state and local taxes may be different than the federal taxes described above, you should consult your tax adviser regarding these taxes.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30-day period.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) and yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30-day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30-day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: two hundred fifty million shares of Class F Common Stock representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class F Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission. Fund shares have cumulative voting rights to the extent that may be required by applicable law.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed .25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Fund made payments under the Plan at an effective annual rate of 0.25% of the Fund's average net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

APPENDIX A

CORPORATE BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa-judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge"; Aa-judged to be of high quality by all standards; A-deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa-considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C-protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

                         PACIFIC HORIZON MUTUAL FUNDS



                                  COPCAPN95P






                             CAPITAL INCOME FUND



                                  PROSPECTUS
                                 JULY 1, 1995


                               NOT FDIC INSURED

------------------------------------------------------
 INFORMATION SUMMARY

1.  WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide as high a level of current interest income free from Federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

2.  IN WHAT DOES THE FUND INVEST?

The Fund invests in a diversified portfolio of mainly investment grade tax-exempt obligations and notes issued by California and other states or territories of the U.S. By maintaining high credit quality standards, the Fund seeks to minimize risk while maximizing yields.
3.  WHAT ARE THE RISKS?

The Fund's concentration in obligations of California governmental issuers presents greater risks than investing in a less geographically concentrated investment portfolio. Economic factors such as reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse effect on the California economy. These factors affect the ability of governmental entities to repay debt.

4.  IS THE FUND APPROPRIATE FOR ME?

This Fund is appropriate for investors who seek moderate returns, have the capacity to absorb minor fluctuations in their investment, and who seek after-tax income that may be higher than many taxable bond funds.

5.  WHAT ARE THE FEES OR EXPENSES?

A Front-End Sales Load of 4.5% is a shareholder transaction expense charged on the initial investment into the Fund. No fees will be charged for reinvested dividends, exchanges between other Pacific Horizon funds or redemptions from the Fund. Additionally there are no 12b-1 fees. The operating expenses, as a percentage of average net assets, charged directly by the Fund are described in the fee table on the next column.

-----------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSE
   Maximum Sales Load on Purchases                      4.50%
   Sales Load on Reinvested Dividends                    None
   Deferred Sales Load                                   None
   Redemption and Exchange Fees                          None
  ESTIMATED ANNUAL OPERATING EXPENSES
   (as a percentage of Average Net Assets)
  Management Fees                                       0.50%
  All other Expenses
   Shareholder Servicing Payments             0.25%
   Other Expenses                             0.20%
  Total Other Expenses                                  0.45%
                                                       ------
  Total Fund Operating Expenses                         0.95%
                                                       ======
-----------------------------------------------------------

Management fees include fee waivers. Without fee waivers management fees would be 0.70%. Total Operating expenses without waivers would equal 1.15%.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 YR     3 YR     5 YR     10 YR
-----    ----     ----     -----
 $54     $ 74     $ 95     $ 156

Note: The preceding example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

6. THE FOLLOWING IS A BAR GRAPH THAT SHOWS THE PERFORMANCE OF THE FUND OVER THE PAST TEN (10) CALENDAR YEARS:


        Year                            Percent
         94                              -6.1%
         93                              12.5%
         92                               8.6%
         91                              11.1%
         90                               6.2%
         89                               9.3%
         88                               8.7%
         87                              -1.4%
         86                              18.5%
         85                              18.4%

Past performance is no guarantee of future results. The total return figures presented above do not reflect the maximum 4.5% sales load.

                              --------------------------------------------------

    SEC 30-day yield as of 9/30/95:               4.88%
    ------------------------------------
     THE AVERAGE ANNUAL COMPOUND TOTAL RETURN:
    One Year (as of 9/30/95)                      8.50%
    Five Year (as of 9/30/95)                     8.10%
    Ten Year (as of 9/30/95)                      8.27%

    7.  WHO IS THE INVESTMENT ADVISER?

    Bank of America NT&SA, the investment adviser, and its affiliates have over $50 billion in assets under management, including over $10 billion in mutual funds.

    8.  HOW CAN I PURCHASE SHARES?

    Complete the application in the Prospectus enclosed and attach a check for as little as $500, or $50 per month with automatic investment. If you want to open an account by bank wire, call 1-800-346-2087.

    9.  HOW CAN I REDEEM SHARES?

    Redemptions can be made by sending a written request to DST Systems, Inc. at P.O. Box 419955, Kansas City, MO 64141-6955, by writing a check on the account, or by requesting a wire. The minimum for a wire redemption is $1,000.

    10. HOW OFTEN ARE DISTRIBUTIONS MADE?

    Dividends are declared daily and paid monthly. You can have your distributions sent to you directly, or you can have the dividends reinvested in the Fund to increase your holdings.

    11. WHAT OTHER SERVICES ARE AVAILABLE?

    Pacific Horizon Funds, Inc. provides a whole host of services to better serve shareholders including fund performance reporting, automated investment and withdrawal plans. Please call for information on the entire family of Pacific Horizon Funds by dialing 1-800-332-3863.

    THIS FUND PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

    COPCATEPROF
                                  CALIFORNIA TAX-EXEMPT
                                        BOND FUND

                                      FUND PROFILE
                                     OCTOBER 1, 1995

                                    NOT FDIC INSURED

                                 BANK OF AMERICA, NT&SA
                                   INVESTMENT ADVISER
                             CONCORD FINANCIAL GROUP, INC.,
                                DISTRIBUTOR, MEMBER NASD

                       PACIFIC   HORIZON   MUTUAL   FUNDS

PROSPECTUS

JULY 1, 1995

                                 PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
                              A series of shares of Pacific Horizon Funds, Inc.

--------------------------------------------------------------------------------

The PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND (the "Fund") is a diversified mutual fund whose investment objective is to provide its shareholders with as high a level of current interest income free of Federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital. In seeking its investment objective, the Fund invests primarily in municipal obligations issued by the state of California and other governmental entities as described in the Prospectus. The Fund is offered by Pacific Horizon Funds, Inc. (the "Company"), an open-end, series management investment company.

Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") serves as the Fund's investment adviser. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds.

The Fund may be suited for investors who seek monthly income exempt from Federal and California income taxes and who are willing to accept some price and yield variation while still maintaining relative stability of principal.

This Prospectus describes concisely the information about the Fund and the Company that you should know before investing. Please read it carefully and retain it for future reference.

More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call 800-332-3863. The Statement of Additional Information, as it may be revised from time to time, is dated July 1, 1995 and is incorporated by reference into this Prospectus.
--------------------------------------------------------------------------------

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Fund involves investment risk, including the possible loss of principal amount invested.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of the Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
--------------------------------------------------------------------------------

                                    CONTENTS

      EXPENSE SUMMARY                        2
      FINANCIAL HIGHLIGHTS                   3
      FUND INVESTMENTS                       4    INVESTMENT OBJECTIVE
                                             4    TYPES OF INVESTMENTS
                                             5    FUNDAMENTAL LIMITATIONS
                                             5    ADDITIONAL INVESTMENT INFORMATION
      SHAREHOLDER GUIDE                     11    HOW TO BUY SHARES
                                            11      What Is My Minimum Investment In The Fund?
                                            11      How Are Shares Priced?
                                            13      How Can I Buy Shares?
                                            15      What Price Will I Receive When I Buy Shares?
                                            16      What Else Should I Know To Make A Purchase?
                                            16    HOW TO SELL SHARES
                                            16      How Do I Redeem My Shares?
                                            18      What NAV Will I Receive For Shares I Want To Sell?
                                            18      What Kind Of Paperwork Is Involved In Selling
                                                      Shares?
                                            19      How Quickly Can I Receive My Redemption Proceeds?
                                            19      Do I Have Any Reinstatement Privileges After I Have
                                                      Redeemed Shares?
                                            19    DIVIDEND AND DISTRIBUTION POLICIES
      SHAREHOLDER SERVICES                  20    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO
                                                  ANOTHER?
                                            20    WHAT IS TELETRADE?
                                            21    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON
                                                  A REGULAR BASIS?
                                            21    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I
                                                  IMPLEMENT IT?
                                            21    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                            22    CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER
                                                  FUNDS?
                                            22    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?
      THE BUSINESS OF THE FUND              22    FUND MANAGEMENT
                                            22      Service Providers
                                            24    TAX INFORMATION
                                            25    MEASURING PERFORMANCE
                                            27    DESCRIPTION OF SHARES
                                            27    PLAN PAYMENTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                            INVESTMENT ADVISER:
          Concord Financial Group, Inc.           Bank of America National Trust and Savings Association
          125 West 55th Street                    555 California Street
          New York, NY 10019                      San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of the Fund. ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services.

At right is a summary of the shareholder transaction expenses imposed by the Fund and its operating expenses incurred during its last fiscal year. Actual expenses may vary. A hypothetical example based on the summary is also shown.

      SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)                                  4.50%
 Sales Load Imposed on Reinvested
   Dividends                                         None
 Deferred Sales Load                                 None
 Redemption Fees                                     None
 Exchange Fee                                        None

        ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
 Management Fees After Waivers                      0.50%
 All Other Expenses                                 0.45%
                                                   ------
   Shareholder Service Payments            0.25%
   Other Expenses                          0.20%
 Total Fund Operating Expenses After
   Waivers                                          0.95%
                                                   ======

--------------------------------------------------------------------------------

EXAMPLE: Assume the Fund's annual return is 5% and its operating expenses      After 1 Year  :  $54
  are the same as those stated above. For every $1,000 you invest, here's      After 3 Years :  $74
how much you would have paid in total expenses if you closed your account      After 5 Years :  $95
after the number of years indicated:                                           After 10 Years: $156

Note: The preceding operating expenses and example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.
--------------------------------------------------------------------------------

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

Management fees without fee waivers and expense reimbursements consist of:

- an investment advisory fee payable at the annual rate of .40% of the Fund's net assets; and

- an administration fee payable at the annual rate of .30% of the Fund's net assets.

For a further description of shareholder transaction expenses and the Fund's operating expenses, see the sections entitled "Shareholder Guide" and "The Business of the Fund" in this Prospectus.

FINANCIAL HIGHLIGHTS

The Fund commenced operations on March 30, 1984 as a separate Maryland corporation called Pacific Horizon Tax-Exempt Funds, Inc. (the "Predecessor Fund"). The Predecessor Fund subsequently changed its name to Pacific Horizon California Tax-Exempt Bond Portfolio, Inc. On January 19, 1990 the Predecessor Fund was reorganized as a separate portfolio of the Company.

The table below shows certain financial highlights of the Predecessor Fund's investment results for the fiscal years ended on or prior to February 28, 1989, the combined investment results of both the Predecessor Fund and the Fund for the fiscal year ended February 28, 1990 and the Fund's investment results for the five years in the five year period ended February 28, 1995. The information for each of the five fiscal years ended February 28, 1995 has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information.

The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling 800-332-3863.

---------------------------------------------
                             YEAR ENDED
                       ----------------------
                       FEB. 28,     FEB. 28,
                         1995         1994
                       ---------    ---------
Net asset value per
 share, beginning of
 period.............   $    7.49    $    7.51
                       ---------    ---------
Income from
 Investment
 Operations:
 Net investment
   income...........        0.38         0.38
 Net realized and
   unrealized (loss)
   gain on
   securities.......       (0.37)        0.04
                       ---------    ---------
 Total income from
   investment
   operations.......        0.01         0.42
                       ---------    ---------
Less Dividends and
 Distributions:
 Dividends from net
   investment
   income...........       (0.38)       (0.38)
 Distributions from
   net realized
   gains on
   securities.......          --        (0.06)
                       ---------    ---------
Total dividends and
 distributions......       (0.38)       (0.44)
                       ---------    ---------
Net change in net
 asset value per
 share..............       (0.37)       (0.02)
                       ---------    ---------
Net asset value per
 share, end of
 period.............   $    7.12    $    7.49
                       =========    =========
Total return........        0.36%        5.65%
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000).....   $ 194,601    $ 245,040
 Ratio of expenses
   to average net
   assets...........        0.95%++      0.96%++
 Ratio of net
   investment income
   to average net
   assets...........        5.43%++      4.96%++
 Portfolio
   turnover.........          20%          15%

-----------------------------------------------------------------------
                                         YEAR ENDED
                      -------------------------------------------------
                       FEB.
                        28,         FEB. 29,     FEB. 28,     FEB. 28,
                       1993+          1992         1991         1990
                      -------       ---------    ---------    ---------
Net asset value per
 share, beginning of
 period.............  $  7.07       $    6.90    $    6.84    $    6.72
                      -------       ---------    ---------    ---------
Income from
 Investment
 Operations:
 Net investment
   income...........     0.43            0.43         0.45         0.47
 Net realized and
   unrealized (loss)
   gain on
   securities.......     0.52            0.22         0.06         0.12
                      -------       ---------    ---------    ---------
 Total income from
   investment
   operations.......     0.95            0.65          .51          .59
                      -------       ---------    ---------    ---------
Less Dividends and
 Distributions:
 Dividends from net
   investment
   income...........    (0.43)          (0.43)       (0.45)       (0.47)
 Distributions from
   net realized
   gains on
   securities.......    (0.08)          (0.05)          --           --
                      -------       ---------    ---------    ---------
Total dividends and
 distributions......    (0.51)          (0.48)       (0.45)       (0.47)
                      -------       ---------    ---------    ---------
Net change in net
 asset value per
 share..............     0.44            0.17         0.06         0.12
                      -------       ---------    ---------    ---------
Net asset value per
 share, end of
 period.............  $  7.51       $    7.07    $    6.90    $    6.84
                      =========     =========    =========    =========
Total return........    14.01%           9.63%        7.72%        8.94%
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000).....  $189,419      $ 149,020    $ 107,815    $ 101,583
 Ratio of expenses
   to average net
   assets...........     0.62%++         1.01%++      0.98%++      0.95%++
 Ratio of net
   investment income
   to average net
   assets...........     5.95%++         6.05%++      6.57%++      6.81%++
 Portfolio
   turnover.........       32%             24%          33%          58%

---------------------------------------------------------------------------
                                            YEAR ENDED
                      -----------------------------------------------------
                       FEB.         FEB.
                        28,          29,          FEB. 28,         FEB. 28,
                       1989         1988            1987             1986
                      -------      -------        --------         --------
Net asset value per
 share, beginning of
 period.............  $  6.87      $  7.38        $   7.07         $   6.13
                      -------      -------        --------         --------
Income from
 Investment
 Operations:
 Net investment
   income...........     0.47         0.47            0.48             0.52
 Net realized and
   unrealized (loss)
   gain on
   securities.......     0.15         0.51            0.31             0.94
                      -------      -------        --------         --------
 Total income from
   investment
   operations.......     0.32         0.04            0.79             1.46
                      -------      -------        --------         --------
Less Dividends and
 Distributions:
 Dividends from net
   investment
   income...........    (0.47)       (0.47)          (0.48)           (0.52)
 Distributions from
   net realized
   gains on
   securities.......       --           --              --               --
                      -------      -------        --------         --------
Total dividends and
 distributions......    (0.47)       (0.47)          (0.48)           (0.52)
                      -------      -------        --------         --------
Net change in net
 asset value per
 share..............    (0.15)       (0.51)           0.31             0.94
                      -------      -------        --------         --------
Net asset value per
 share, end of
 period.............  $  6.72      $  6.87        $   7.38         $   7.07
                      ========     ========       =========        ========
Total return........     4.90%+++    (0.23)%+++      11.58%+++        24.99%+++
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000).....  $88,678      $90,142        $109,055         $ 66,243
 Ratio of expenses
   to average net
   assets...........     1.03%        1.10%           1.13%            0.99%
 Ratio of net
   investment income
   to average net
   assets...........     6.93%        6.90%           6.76%            8.06%
 Portfolio
   turnover.........       54%          30%             24%              42%

---------------
+ Security Pacific National Bank served as investment adviser through April 21,
  1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++ Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.20%, 0.15%, 0.52%, 0.15%, 0.22% and 0.17% for the
   years ended February 28, 1995, February 28, 1994, February 28, 1993, February 29, 1992, February 28, 1991 and February 28, 1990, respectively.
+++ Unaudited.
Note: The total return figures presented do not include the effect of the maximum 4.50% sales charge.

                                FUND INVESTMENTS

THE PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA STATE PERSONAL INCOME TAX. THE FUND IS A DIVERSIFIED PORTFOLIO COMPRISED PRIMARILY OF MUNICIPAL OBLIGATIONS.

THE FUND MAY BE APPROPRIATE FOR CALIFORNIA RESIDENTS AND OTHER INVESTORS WHO
WANT:

     - MONTHLY INCOME SHELTERED FROM BOTH FEDERAL AND CALIFORNIA INCOME TAXES

     - GREATER DIVERSIFICATION AND LIQUIDITY THAN COULD BE ACHIEVED BY AN INDIVIDUAL PURCHASING MUNICIPAL BONDS DIRECTLY

     - RELATIVE STABILITY OF PRINCIPAL

           ---------------------------------------------------------

                              INVESTMENT OBJECTIVE

THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE ITS SHAREHOLDERS WITH AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE OF FEDERAL INCOME TAX AND CALIFORNIA STATE PERSONAL INCOME TAX AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND PRESERVATION OF CAPITAL.

           ---------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in bonds (at least 65% of its total assets under normal circumstances) and notes issued by California and other states, territories and possessions of the U.S. and the District of Columbia, and their agencies, authorities, instrumentalities and political sub-divisions, as long as these instruments are free of Federal income tax. Such instruments are referred to as "Municipal Securities."

Municipal Securities will consist mainly of issues rated investment grade or above at the time of purchase by a nationally recognized statistical rating organization including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") (or securities that are unrated but determined to be of comparable quality by Bank of America). Up to 25% of the Fund's total assets may be invested in Municipal Securities with lower ratings (i.e., rated Ba through C by Moody's, BB through D by Standard and Poor's, BB through D by Fitch or BB through DD by Duff & Phelps), or in unrated securities determined to be of comparable quality. However, it is currently expected that no more than 5% of the Fund's net assets will be invested in such lower rated securities over the next twelve months. In general, lower rated debt securities are subject to risks of market fluctuation or default (due to changes in the credit rating or financial condition of the issuer) that are significantly greater than for securities in the higher rating categories of Standard and Poor's, Moody's, Duff & Phelps or Fitch. Please refer to the description of municipal bond ratings in the Appendix to the Prospectus.

As a fundamental policy, under normal circumstances at least 80% of the Fund's assets will be invested in Municipal Securities free from tax under the laws or Constitution of California ("California Municipal Securities"). In any event, in an effort to keep the Fund's dividends free from California state personal income tax, the Fund will endeavor to invest at least 50% of its total assets in obligations the interest on which (if held by an individual) is exempt from taxation by California ("California Exempt Securities," which generally are limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations) as of the end of each fiscal quarter. If the Fund is able to do so, and assuming the Fund otherwise qualifies, the dividends that investors receive from the interest on those California Exempt Securities will not be subject to that tax. However, if the Fund is not able to achieve the 50% goal, no part of the Fund's dividends will be exempt from California state personal income tax. Dividends derived from Municipal Securities that are not California Municipal Securities will be subject to California's state personal income tax.

Subject to the fundamental policy above, the Fund may also make limited investments in taxable obligations. These taxable obligations, which may have maturities of up to thirteen months, may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (and repurchase agreements related to such obligations), CDs and bankers' acceptances of select banks and commercial paper rated within the two highest rating categories by any major rating service.

The Fund might purchase such taxable obligations if, for example, suitable tax-exempt obligations cannot be found or if deemed appropriate for temporary defensive purposes. Under normal conditions, it is expected that no more than 5% of the Fund's net assets will be invested in any particular type of taxable security. The Fund may also hold cash for temporary defensive purposes, prior to making investments or if Bank of America believes suitable tax-exempt investment opportunities are not available.

FUNDAMENTAL LIMITATIONS

The Fund's investment objective may not be changed without a vote by the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." A number of the Fund's other fundamental investment limitations are summarized below.

1. Under normal circumstances, at least 80% of the Fund's assets will be invested in California Municipal Securities.

2. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, although this limitation does not apply to Municipal Securities and certain other exceptions also apply.

3. The Fund may not issue senior securities or borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing.

4. The Fund may not purchase or sell puts, calls, straddles or spreads, although it may acquire stand-by commitments on its Municipal Securities.

5. The Fund may not invest more than 10% of its total assets in certain instruments that are illiquid.

                                    *  *  *

A complete list of the Fund's fundamental investment limitations is set out in full in the Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

MORE ON MUNICIPAL SECURITIES. The two main types of Municipal Securities are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other specific revenue source). A third type of Municipal Security, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its repayment obligations it then draws on a reserve fund, the restoration of which is a moral but not a legal requirement. Private activity bonds the Fund may hold are usually revenue securities that are not payable from the unrestricted revenues of the issuer. The quality of these bonds therefore is often directly related to the credit of the corporate user of the facility being financed.

Municipal Securities may be in the form of custodial receipts that give the Fund the right to receive specific future interest and/or principal payments on certain Municipal Securities held in custody by a bank for the benefit of the receipt holders.

Municipal Securities purchased by the Fund may also include both rated and unrated variable and floating rate instruments. Although particular variable or floating rate obligations often do not have an active secondary market, the periodic readjustment of interest rates that these instruments undergo tends to assure that their value to the Fund approximates their actual par value.

Opinions with respect to Municipal Securities regarding their validity and exemption from Federal income tax (and California personal income tax where applicable) are given by the issuer. The Fund and Bank of America will rely on these opinions and do not intend to review the basis for them.

OTHER INVESTMENT PRACTICES

VARIABLE AND FLOATING RATE TAX-EXEMPT INSTRUMENTS. Municipal Securities purchased by the Fund may include rated and unrated variable and floating rate tax-exempt instruments. These obligations bear interest at rates which are not fixed, but that vary with changes in specified market rates or indices on predesignated dates. Certain of these obligations may carry a demand feature that permits the holder to tender them back to the issuer at par value plus accrued interest, prior to maturity, which amount may be more or less than the amount the Fund paid for them. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will not deviate from their par value as a result of changes in prevailing interest rates.

CUSTODIAL RECEIPTS AND PARTICIPATION INTERESTS. Securities acquired by the Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." The Fund may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives the Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although the securities held by the issuer may have longer maturities). If a participation interest is unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Fund's Board of Directors. For certain participation interests, the Fund will have the right to demand payment, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase Municipal Securities on a "when issued" basis and may purchase or sell Municipal Securities on a "forward commitment" basis. The Fund may also purchase or sell Municipal Securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in the secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. In the event its forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its assets, the Fund's liquidity and the ability of the investment adviser to manage the Fund might be adversely affected. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

"STAND-BY COMMITMENTS." The Fund may acquire "stand-by commitments" on its Municipal Securities under which a dealer agrees to purchase specified Municipal Securities at the Fund's option and at a specified price. Such transactions will be used only to facilitate portfolio liquidity and not for trading purposes. While the Fund expects that such commitments will be available without the need to pay any direct or indirect compensation, if considered necessary or advisable, the Fund could pay for a stand-by commitment either directly in cash or indirectly by paying a higher price for portfolio securities purchased with such a commitment (thereby reducing the security's yield to maturity).

CALLABLE MUNICIPAL BONDS. The Fund may invest in callable municipal bonds. Callable municipal bonds with a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If bonds are purchased at a premium, some or all of that premium may not be recovered by bondholders, such as the Fund, upon redemption, depending on the redemption price.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. The Fund will be required to include in income (or, with respect to Municipal Securities, in exempt-interest income) daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date.

REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions such as banks and broker-dealers that are deemed creditworthy by the investment adviser under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements maturing in more than seven days will not exceed 15% of the value of the total assets of the Fund under normal market conditions. Securities subject to repurchase agreements are held either by a custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value (including accrued interest) of the securities subject to the agreement in an amount that exceeds the repurchase price, and such value will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

BORROWINGS. The Fund may make limited borrowings and may enter into reverse repurchase agreements. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account, liquid assets, such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently continuously monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Borrowings magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's shares. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and options relating to indices on municipal bonds as a hedge against changes in its other assets' market values ("Municipal Bond Index Futures" or "Futures").

If the investment adviser expects interest rates to rise the Fund may sell a futures contract or may sell a call option or purchase a put option on such futures contract, as a hedge against a decrease in the value of the Fund. If the investment adviser expects interest rates to decline, the Fund may purchase a futures contract, or may purchase a call option or sell a put option on such futures contract, to protect against an increase in the price of securities which the Fund intends to purchase.

The Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open futures contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the then current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.) For a more detailed discussion of futures contracts and options and the cost and risks related to such instruments, see Appendix B to the Statement of Additional Information.

DIVERSIFICATION. In compliance with current Securities and Exchange Commission rules, the Fund intends to limit its investments in the securities of any single issuer to no more than 5% of its total assets (measured at the time of purchase), although up to 25% of its total assets may be invested without regard to this limitation.

SPECIAL CONSIDERATIONS AND RISKS

As with an investment in any mutual fund, an investment in the Fund entails certain market and economic risks associated generally with the securities markets. However, there are certain other specific considerations and risks of which an investor should be aware. Although the Fund will strive to meet its investment objective, there can be no assurance that it will be able to do so.

In pursuing its investment objective, the Fund may invest under normal market conditions up to 20% of its total assets in taxable instruments, including private activity bonds the interest on which, although free of regular Federal income tax, may be an item of tax preference for purposes of the Federal alternative minimum tax (see "Tax Information"). In addition, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which comes solely from revenues of similar projects. When the Fund's assets are concentrated in obligations payable from revenues of similar projects, the Fund will be subject to the particular risks (including economic, business and political risks) related to such projects to a greater extent than if its assets were not so concentrated.

The Fund's concentration in California Municipal Securities raises additional considerations. Payment of the interest and principal of these obligations depends on the continuing ability of their issuers to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

Many of the Fund's Municipal Securities are likely to be obligations of California governmental issuers that rely to one extent or another on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiatives approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine. There have, however, been certain adverse developments with respect to Municipal Securities of California governmental issuers over the past several years.

In addition to the various initiatives noted above, economic factors such as a reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the California economy. These economic factors have reduced state revenues at the same time government expenses (such as education and welfare costs) have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.

A more detailed description of the special factors affecting investments in California Municipal Securities is set forth in the Statement of Additional Information.

For your information, set forth below is the average distribution of ratings (at value) for the Fund for its last fiscal year:

                                        PERCENTAGE
                                        OF
                MOODY'S                  VALUE
  -----------------------------------   -------
  Aaa                                    35.25%
  Aa                                     22.73%
  A                                      14.14%
  Baa                                     5.53%

           STANDARD & POOR'S
  -----------------------------------
  AAA                                    37.96%
  AA                                     20.68%
  A                                      24.72%
  BBB                                     2.50%

Amount not rated by either Moody's or Standard & Poor's: 9.51%

The ratings of Standard and Poor's, Moody's, Duff & Phelps and Fitch evaluate the safety of a security's principal and interest payments, but do not address market value risk. Because the ratings of the major rating services may not always reflect current conditions and events, Bank of America continuously monitors the issuers of lower-rated securities held in the Fund's portfolio for their ability to make required principal and interest payments. If a portfolio security undergoes a rating revision, the Fund may continue to hold the security if Bank of America decides such retention is warranted.

There are particular risks associated with the lower-rated securities that the Fund may hold, including (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities,
(e) the impact that legislation may have on the high yield bond market (and, in turn, on the Fund's net asset value and investment practices) and (f) the creditworthiness of the issuers of such securities.

During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds and negatively affect the value of outstanding bonds and the ability of issuers to repay principal and interest.

If the issuer of a lower-rated bond held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market.

The Fund may engage in short-term trading, which would lead to portfolio turnover. Such turnover will not be a limiting factor in managing the Fund's portfolio. Fund turnover may require payment of brokerage commissions, impose other transaction costs and increase the amount of income received by the Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information").

Investment decisions for the Fund are made independently from those for other investment companies and accounts managed by Bank of America and its affiliated entities. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

In allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of Bank of America and the Fund's distributor), provided it believes the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

                               SHAREHOLDER GUIDE
THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING THE FUND'S SHARES AND REGARDING THE FUND'S DIVIDENDS.

HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN THE FUND?

Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below.
---------------------------------------------------------
                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                                  INITIAL    SUBSEQUENT
                                  INVESTMENT  INVESTMENT
                                  -----     -------------
  Regular Account                 $ 500*         $50
  Automatic Investment Plan       $  50          $50

 * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000.
---------------------------------------------------------

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon the Fund's net asset value per share plus a front-end sales load. The Fund calculates its net asset value ("NAV") as follows:

                      (Value of Fund Assets) - (Fund Liabilities)
NAV =           -------------------------------------------------------
                             Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on days the Exchange is open.

The Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund pursuant to procedures adopted by its Board. Short-term debt securities are valued at amortized cost, which approximates market value. For further information about valuing securities, see the Statement of Additional Information for voice recorded price and yield information call (800) 227-1545.

SALES LOAD. The front-end sales load for the Fund begins at 4.50% and may decrease as the amount you invest increases, as shown in the following chart:

---------------------------------------------------------

                                                DEALER'S
                            AS A % OF           REALLOWANCE
                          --------------        AS A
                                    NET         % OF
       AMOUNT OF          OFFERING  ASSET       OFFERING
      TRANSACTION         PRICE     VALUE       PRICE*
  -------------------     ----      ----        ----
  Less than $100,000      4.50      4.71        4.00
  $100,000 but less
    than $250,000         3.75      3.90        3.35
  $250,000 but less
    than $500,000         2.50      2.56        2.20
  $500,000 but less
    than $750,000         2.00      2.04        1.75
  $750,000 but less
    than $3,000,000       1.00      1.01        0.90
  $3,000,000 or more      0.00      0.00        0.00

 * Dealer's reallowance may be changed periodically.

 From time to time, the Fund's distributor will make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Fund.
---------------------------------------------------------

WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;

- any purchase of shares by clients of The Private Bank of Bank of America or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;

- any purchase of shares through a discount broker-dealer that imposes a transaction charge with respect to such purchase, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) before April 20, 1987, so long as your account remains open on the Company's books;

- any purchase of shares, provided you were the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Pacific Horizon Corporate Bond Fund, so long as your account remains open on the Company's books;

- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, some individuals are not required to pay a front-end sales load when purchasing Fund shares, including:

- members of the Company's Board of Directors;

- U.S. based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their parents, spouses and minor children, as well as members of the Board of Directors of Bank of America or any of its affiliates;

- registered representatives or full-time employees of broker-dealers having agreements with the Fund's distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations; and

- former full-time employees (and retirees) of Security Pacific Corporation (or any of its subsidiaries) and the surviving spouses and minor children of such employees (and retirees), provided they were the beneficial owner of shares of the Fund (or any other fund in the Pacific Horizon Family of Funds) prior to July 1, 1992, so long as their account remains open on the Company's books.

RIGHTS OF ACCUMULATION. When buying shares in Pacific Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Pacific Horizon Fund, or for like shares of any investment portfolio (a "Time Horizon Fund") of Time Horizon Funds, an open-end investment company managed by an affiliate of Bank of America, on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load).

To qualify for a reduced sales load, you or your Service Organization which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Fund's distributor must notify the Fund's Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own shares of the Fund, the Aggressive Growth Fund, the U.S. Government Securities Fund, the Capital Income Fund and shares of the Company's money market funds that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase shares of the Fund with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

LETTER OF INTENT. You may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses your non-binding commitment to invest in an aggregate $100,000 or more in shares of any Pacific Horizon Fund or any Time Horizon Fund within a period of 13 months, beginning up to 90 days prior to date of the Letter's execution. Shares purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company or Time Horizon to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company or Time Horizon, as applicable, holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. If you have any questions regarding the Letter of Intent, call 800-332-3863. Please read it carefully, as you will be bound by its terms.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Fund.

   ------------------------------------------------------------------------------------------------
                                             TO BUY SHARES

                                      OPENING AN ACCOUNT              ADDING TO AN ACCOUNT

                  THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                 (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                      Contact them directly for       Contact them directly for
                                      instructions.                   instructions.
                                       THROUGH THE DISTRIBUTOR
               (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon Funds, Inc.        Complete Account Application    Mail all subsequent
   c/o DST Systems, Inc.              and mail it with a check        investments to:
   P.O. Box 419955                    (payable to Pacific Horizon
   Kansas City, MO 64141-6955         California Tax-Exempt Bond      Pacific Horizon Funds, Inc.
                                      Fund) to the address on the     c/o DST Systems, Inc.
                                      left.                           P.O. Box 419940
                                                                      Kansas City, MO 64173-0298
   IN PERSON
   DST Systems, Inc.                  Deliver Account Application     Deliver your payment directly
   811 Main                           and your payment directly to    to the address on the left.
   Kansas City, MO 64105-2005         the address on the left.
   BY WIRE
   United Missouri Bank of            Instruct your bank to           Instruct your bank to
   Kansas City, N.A.                  transmit immediately            transmit immediately
   10th and Grand                     available funds, for purchase   available funds as described
   Kansas City, MO 64106              of Fund shares in your name.    at left, except that the wire
   ABA No. 1010-0069-5                Be sure to have your bank       should indicate that you are
   Pacific Horizon Funds, Inc.        indicate your name, address     making a subsequent purchase
   California Tax-Exempt Bond Fund    and tax identification          as opposed to opening a new
   DDA #98-7037-107-3                 number, the name of the Fund    account.
                                      and the fact that a new
                                      account is being opened.        Be sure to include your name
                                                                      and your Fund account number.
                                      Consult your bank for information on remitting funds by wire and any associated bank charges.
                                      You may contact the Fund's transfer agent at 800-346-2087 for further information regarding wiring instructions.

                                      OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
   BY TELETRADE                       TeleTrade Privileges apply      Purchases may be made in the
   (a service permitting transfers    automatically, although the     minimum amount of $500 and
   of money from your                 Privilege may not be used to    the maximum amount of $50,000
   checking, NOW or bank              make an initial purchase. If    per transaction as soon as
   money market account)              you do not wish to have         appropriate information
                                      TeleTrade Privileges, you       regarding your bank account
                                      must indicate that fact on      has been established on your
                                      the Account Application or in   Fund account. This
                                      a subsequent written notice     information may be provided
                                      to the Fund's transfer agent.   on the Account Application or
                                                                      in a signature guaranteed
                                                                      letter of instruction to the
                                                                      Transfer Agent. Signature
                                                                      guarantees are discussed
                                                                      under "How to Sell Shares."
                                                                      Call 800-346-2087 to make
                                                                      your purchase.
                   You should refer to the section entitled "Shareholder Services"
                 for additional important information about the TeleTrade Privilege.

               YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                           AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
          PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Fund's transfer agent, DST Systems, Inc. (the "Transfer Agent"), at its Kansas City office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day (normally 5:15 p.m. Eastern time). Except as provided in the following two sentences, the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Fund's agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening an account. If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients related to their investment in Fund shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by the Fund. If you purchase or redeem shares directly from the Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Pacific Horizon makes it easy to sell, or "redeem," shares. The Fund imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Company's books, you may redeem shares in accordance with the procedures described in the chart entitled "To Sell Shares" as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

   ---------------------------------------------------------------------------------------------
                                           TO SELL SHARES
   ---------------------------------------------------------------------------------------------
               THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
                  (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT)
                                 Contact them directly for instructions.
   ---------------------------------------------------------------------------------------------
                                      THROUGH THE DISTRIBUTOR
                    (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Pacific Horizon                  Send a signed, written request (each owner, including each
   California Tax-Exempt Bond       joint owner, must sign) to the Transfer Agent.
     Fund
   c/o DST Systems, Inc.            If you hold stock certificates for the shares being
   P.O. Box 419955                  redeemed, make sure to endorse them for transfer, have your
   Kansas City, MO 64141-6955       signature on them guaranteed by your bank or another
                                    guarantor institution (as described in the section entitled
                                    "What Kind of Paperwork Is Involved in Selling Shares?") and
                                    include them with your request.
   ---------------------------------------------------------------------------------------------
   IN PERSON
   DST Systems, Inc.
   811 Main                         Deliver your signed, written request (each owner, including
   Kansas City, MO 64105-2005       each joint owner, must sign) and any certificates (endorsed for transfer and signature guaranteed as described in the
                                    section entitled "What Kind of Paperwork Is Involved in
                                    Selling Shares?") to the address on the left.
   ---------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".
                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.
                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.
                                    Wire Privileges may be modified or suspended at any time,
                                    and are not available for shares issued in certificate form.
                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.
   ---------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
                                             TO SELL SHARES
   ---------------------------------------------------------------------------------------------
   BY CHECK                         You may write Redemption Checks ("Checks") payable to any
                                    person out of your Fund account in the amount of $500 or
                                    more. The Transfer Agent (as your agent) will redeem the
                                    necessary number of shares to cover the Check when it is
                                    presented for payment.
                                    You will continue earning dividends on shares redeemed in
                                    this manner until the Check actually clears the Transfer
                                    Agent.
                                    You may request this Privilege on either an Account
                                    Application that has been signed by the registered owner(s), or in a signature guaranteed letter of instruction and a set of Checks will then be sent to the registered owner(s) at
                                    the address of record.
                                    There is no charge for the use of Checks, although the
                                    Transfer Agent will charge for any "stop payment" requests made by you, or if a Check cannot be honored due to
                                    insufficient funds or for other valid reasons.
                                    Shares issued in certificate form may not be redeemed by
                                    Check.
   ---------------------------------------------------------------------------------------------
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
     transfers of money from your   information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind of Paperwork Is Involved in Selling Shares?".
                                    Redemption orders may be placed by calling 800-346-2087.
                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.
                                    You should refer to the section entitled "Shareholder
                                    Services" for additional important information about the
                                    TeleTrade Privilege.
         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

--------------------------------------------------------------------------------

WHAT NAV WILL I RECEIVE FOR SHARES I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Kansas City office. Although the Fund itself imposes no charge when shares are redeemed, if you purchase shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in Fund shares. The Company reserves the right to redeem accounts involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. Certain types of redemption requests as well as all endorsed share certificates will need to include a signature guarantee. Signature guarantees must accompany redemption requests for (i) an amount in excess of $50,000 per day, (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Company's books or (iii) an amount of $50,000 or less if the address of record has not been on the Company's books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Company will make payment for all shares redeemed after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon clearance of the purchase check or TeleTrade payments, mail the redemption proceeds within seven business days. This does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. If you purchase shares by wire, you must file an Account Application before redemption requests can be honored.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the Fund, or of another load fund of the Company or Time Horizon Funds, within 90 days of your redemption without paying a sales load. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this Privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this Privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Dividends are declared daily and paid within five business days after the end of each month. Fund shares begin earning dividends the day after payment in federal funds is received for such shares through the business day such shares are redeemed. The Fund's net realized gains (after reduction for capital loss carryforwards), if any, are distributed at least annually.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section entitled "Can My Dividends From The Fund Be Invested In Other Pacific Horizon Funds?".

To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent at P.O. Box 419955, Kansas City, Missouri 64141-6955. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

PACIFIC HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

Some or all of these services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of another Pacific Horizon Fund, or like shares of any Time Horizon Fund, provided such other shares may legally be sold in your state of residence. NO ADDITIONAL SALES LOAD WILL BE INCURRED WHEN EXCHANGING FUND SHARES PURCHASED WITH A SALES LOAD FOR SHARES OF ANOTHER LOAD FUND OF THE COMPANY.

An investment in the Fund automatically entitles you to use this Privilege, unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use the Privilege.

Fund shares being exchanged must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular fund into which the exchange is being made. You may obtain prospectuses regarding the Funds into which you wish to make an exchange from your Service Organization or the Fund's distributor.

You may provide exchange instructions by telephone by calling the Transfer Agent at 800-346-2087. (See the section entitled "What Is TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following directions set forth previously under "How to Sell Shares."

If you would like more information on making an exchange, please read the Statement of Additional Information and consult your Service Organization or the Fund's distributor.

The Fund reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification to or termination of the Exchange Privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will only be payable to the registered owner of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemptions), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Company may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment Account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application, or in a subsequent written request to the Transfer Agent.

You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Fund's sales load.

CAN MY DIVIDENDS FROM THE FUND BE INVESTED IN OTHER FUNDS?

You may elect to have your dividends, capital gains distributions, or both ("distribution proceeds") received from your Fund account automatically invested in shares of any other investment portfolio of the Company, or in like shares of any Time Horizon Fund, provided such shares are held in a non-retirement account. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Participants in the Directed Distribution Plan are subject to the minimum initial investment requirements of the particular fund involved. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.
There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE FUND SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish.

For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at 800-346-2087.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, the Fund may terminate your participation after serving 30 days' notice.

                            THE BUSINESS OF THE FUND

FUND MANAGEMENT

The business affairs of the Company are managed under the general supervision of the Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information under "Management."

                               SERVICE PROVIDERS
                             ---------------------

                               INVESTMENT ADVISER

Bank of America manages the investment portfolio of the Fund. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations.

In its advisory agreement with the Company, Bank of America has agreed to manage the Fund's portfolio and to be responsible for, place orders for and make decisions with respect to, all purchases and sales of the Fund's securities.

The Fund's portfolio manager, Kim Michalski, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Michalski has been the Fund's portfolio manager since September of 1989 and has been associated with Bank of America (including Security Pacific) since 1983. Ms. Michalski's primary emphasis is in tax-exempt securities, and she manages two mutual funds and two common trust funds.

For the services provided and expenses assumed under the advisory agreement, Bank of America is entitled to receive a fee at the annual rate of .40% of the Fund's net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below regarding fee waivers.) During the fiscal year ended February 28, 1995, the Fund paid Bank of America advisory fees at an effective annual rate of .29% of the Fund's net assets, and Bank of America waived advisory fees at an effective annual rate of .11% of the Fund's net assets.

In addition, Bank of America and its affiliates may be entitled to fees under the Shareholder Service Plan as described under "Plan Payments" and may receive fees charged directly to their customer accounts in connection with investments in Fund shares.

                                 ADMINISTRATOR

Concord Holding Corporation ("Concord") serves as Administrator for the Fund. Concord is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 W. 55th Street, New York, New York 10019.

Under its agreement with the Company, Concord has agreed to: pay the costs of maintaining the Company's offices; provide a facility to receive purchase and redemption orders; provide statistical and research data, data processing services, and clerical services; coordinate the preparation of reports to Fund shareholders and reports to the Securities and Exchange Commission; prepare or coordinate the preparation of tax returns; maintain the registration or qualification of the Fund's shares for sale under state securities laws; maintain the Fund's books and records, calculate the net asset value of the Fund's shares and calculate the dividends and capital gains distributions paid to shareholders; and generally assist in all aspects of the Fund's operations.

For its services as administrator, Concord is entitled to receive a fee from the Fund at the annual rate of .30% of the Fund's average net assets. This amount may be reduced pursuant to undertakings by Concord. (See the information below regarding fee waivers.) During the fiscal year ended February 28, 1995 , the Fund paid Concord administration fees at an effective annual rate of .21% of the Fund's average net assets, and Concord waived administration fees at an effective annual rate of .09% of the Fund's net assets. Under the authority granted in its administration agreement, Concord has entered into an agreement with The Bank of New York whereby the bank performs certain of the services listed above, such as calculating the net asset value of the Fund's shares and dividends and capital gains distributions to shareholders, and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by the Bank of New York for these services.

                                  DISTRIBUTOR

The Fund's shares are sold on a continuous basis by Concord Financial Group, Inc. (the "Distributor"). The Distributor is a wholly-owned subsidiary of Concord and is located at 125 W. 55th Street, New York, New York 10019.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York is responsible for holding the investments purchased by the Fund and is located at 90 Washington Street, New York, New York 10286. DST Systems, Inc. maintains the account records of all shareholders in the Fund and administers the distribution of income earned as a result of investing in the Fund and is located at 811 Main, Kansas City, Missouri 64105-2005.

FEE WAIVERS

Expenses can be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. Periodically, during the course of the Fund's fiscal year, Bank of America, Concord and/or the Distributor may choose not to receive fee payments and/or may assume certain Fund expenses. However, the service providers retain the ability to be reimbursed for these amounts by the Fund prior to fiscal year end and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. These waivers and reimbursements would increase the Fund's yield when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX INFORMATION

YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUND.

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Consult your tax adviser with specific reference to your own tax situation.

During its most recent fiscal year ended February 28, 1995, the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a result of this qualification, the Fund generally is not required to pay Federal income taxes to the extent its earnings are distributed in accordance with the Code. The Fund intends to continue to qualify for this special tax treatment as long as it is in the best interest of its shareholders.

Dividends derived from interest on Municipal Securities will typically not be subject to regular Federal income tax. Dividends derived from taxable interest or from capital gains (whether received in cash or in additional shares) will be subject to Federal income tax and California state personal income tax.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of California Exempt Securities, the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. The dividends exempt from that tax will be those that come from interest attributable to California Municipal Securities and certain specified Federal obligations. (Such exemption may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the Fund. Additional tax information regarding "substantial users" and "related persons" can be found in the Statement of Additional Information.) If you are subject to California state franchise tax or California state corporate income tax, your dividends may still be taxed as ordinary or capital gain dividends, despite the personal income tax exemption.

Distributions of net investment income may be subject to state or local taxes other than the California state personal income tax under state or local law, even though all or a part of those distributions may come from interest on tax-exempt obligations that, if you had received them directly, would be exempt from such taxes. Consult your tax adviser with special reference to your own tax situation.

If the Fund pays any dividends that are attributable to interest from certain so-called "private activity bonds," shareholders will need to include as an item of tax preference for purposes of the Federal alternative minimum tax that portion of the dividend derived from interest on those bonds. Corporations will also need to consider such amounts for purposes of the environmental tax applicable to them, and they will need to take all exempt-interest dividends into account in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should also note that exempt-interest dividends will be taken into account in determining the taxability of such benefits.

You may realize a taxable gain (or loss) upon redemption or exchange of Fund shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. If you hold shares for six months or less and during that time receive an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend. If you hold shares for six months or less and during that time receive a capital gain dividend in those shares, any loss recognized on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividend. Generally, you may include sales loads incurred in the purchase of Fund shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another investment portfolio of the Company within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares.

MEASURING PERFORMANCE

THE FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

GENERAL

Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured. Yield measures the net income of the Fund over a specified 30 day period. Tax-equivalent yield demonstrates the level of taxable yield that would be necessary to produce an after-tax equivalent to a tax-free yield.

Periodically, the Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods), yield and tax-equivalent yield may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by the Fund and assume dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares.

The Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

The Fund calculates its yield by dividing its net income per share (which may differ from the net income per share used for accounting purposes) during a 30 day (or one month) period by the maximum offering price per share on the last day of the measuring period, and then annualizing the result on a semi-annual basis. The 30 day or one month measuring period will be identified along with any yield quotation to which it relates.

The Fund's tax-equivalent yield is calculated by increasing the Fund's yield (determined as described above) by an amount necessary to reflect the payment of both Federal and California state income taxes (at stated rates). The Fund's tax-equivalent yield will always be higher than its yield.

TAXABLE VERSUS TAX-EXEMPT YIELDS

You may find it particularly useful to compare the tax-free yield of the Fund to the equivalent yields from taxable investments. (For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment, if a higher after-tax yield can be achieved from a taxable instrument.)

The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The Federal tax rates used below are those currently available for 1995, while the California tax rates used below are those applicable for 1994.) These yields are for illustrative purposes only. The Federal tax brackets used take into effect the full deduction of state taxes but do not take into account the effect of reducing the deductibility of itemized deductions for taxpayers with adjusted gross income over $114,700 or the possible effect of the Federal alternative minimum tax. Additionally, effective tax brackets and equivalent taxable yields may be higher than those shown.

    MARRIED FILING JOINTLY
 -----------------------------
                       COMBINED
                       CALIFORNIA
                          &
                       FEDERAL                                          TAX-FREE YIELD
                         TAX       -----------------------------------------------------------------------------------------
      INCOME           BRACKET      4.5%       5.0%       5.5%        6.0%        6.5%        7.0%        7.5%        8.0%
 -----------------     -------     ------     ------     -------     -------     -------     -------     -------     -------
                                                             Taxable Equivalent Yield
 $   9,333- 22,118      16.70%      5.40%      6.00%       6.60%       7.20%       7.80%       8.40%       9.00%       9.60%
 $  22,119- 34,906      18.40%      5.51%      6.13%       6.74%       7.35%       7.97%       8.58%       9.19%       9.80%
 $  34,907- 36,000      20.10%      5.63%      6.26%       6.88%       7.51%       8.14%       8.78%       9.39%      10.01%
 $  36,001- 48,456      32.32%      6.65%      7.39%       8.13%       8.87%       9.60%      10.34%      11.08%      11.82%
 $  48,457- 61,240      33.76%      6.79%      7.55%       8.30%       9.08%       9.81%      10.57%      11.32%      12.08%
 $  61,241- 91,850      34.70%      6.89%      7.66%       8.42%       9.19%       9.95%      10.72%      11.48%      12.25%
 $  91,851-140,000      37.42%      7.19%      7.99%       8.79%       9.59%      10.39%      11.19%      11.98%      12.78%
 $ 140,001-212,380      41.95%      7.75%      8.61%       9.47%      10.34%      11.20%      12.06%      12.92%      13.78%
 $ 212,381-250,000      42.40%      7.81%      8.68%       9.55%      10.42%      11.28%      12.15%      13.02%      13.89%
 $ 250,001-424,760      45.64%      8.28%      9.20%      10.12%      11.04%      11.98%      12.88%      13.80%      14.72%
      over 424,760      46.24%      8.37%      9.30%      10.23%      11.16%      12.09%      13.02%      13.95%      14.88%

PERFORMANCE COMPARISONS

The Fund may compare its total return and yield to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, the Fund's total return may be compared to data prepared by: Lipper Analytical Services, Inc.; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. The Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; the Wilshire 5000 Equity Indexes; or the Consumer Price Index.

Since the Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in the Fund's calculations of total return and yield are fees charged by Bank of America and Service Organizations directly to their customer accounts in connection with investments in the Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

DESCRIPTION OF SHARES

The Company is a Maryland corporation that was organized on October 27, 1982.

ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF DIRECTORS TO ISSUE UP TO TWO HUNDRED BILLION FULL AND FRACTIONAL SHARES OF CAPITAL STOCK ($.001 PAR VALUE PER SHARE) AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

The Board of Directors has authorized the issuance of: two hundred fifty million shares of Class G Common Stock representing interests in the Fund; and additional classes of shares representing interests in other investment portfolios of the Company. The Board of Directors may similarly classify or reclassify any class of shares (including unissued Class G Common Stock) into one or more series. For more information about the Company's other portfolios, contact the Company at the telephone number listed on the inside cover page.

Shares representing interests in the Fund are entitled to participate in the dividends and distributions declared by the Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

VOTING RIGHTS

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Directors). The Fund does not presently intend to hold annual meetings of shareholders to elect directors or for other business unless and until such time as less than a majority of the directors holding office has been elected by the shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more directors. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of common stock. The Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission. Fund shares have cumulative voting rights to the extent that may be required by applicable law.

PLAN PAYMENTS

THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN (THE "PLAN") FOR THE FUND UNDER WHICH THE FUND PAYS THE DISTRIBUTOR FOR SHAREHOLDER SERVICING EXPENSES RELATED TO FUND SHARES.

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of Fund shares, such as: establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed .25% (annualized) of the Fund's average daily net assets. Excluded from this calculation, however, are all shares acquired via a transfer of assets from trust and agency accounts at Bank of America. This amount may be reduced pursuant to undertakings by the Distributor. During the fiscal year ended February 28, 1995, the Fund made payments under the Plan at an effective annual rate of .25% of the Fund's average net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by the Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

The Company will obtain a representation from the Service Organizations (and from Bank of America and Concord) that they are or will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

APPENDIX A

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Excerpts from Moody's description of its municipal debt ratings: Aaa-judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge"; Aa-judged to be of high quality by all standards; A-deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa-considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C-protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "Cl" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The rating "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are:
Securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The following summarizes the ratings used by D&P for municipal debt. Debt rated "AAA" is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the four highest ratings used by Fitch for municipal debt:

"AAA"-Debt considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"-Debt considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as debt rated "AAA." Because debt rated in the "AAA" and the "AA" categories is not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A"-Debt considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

"BBB"-Debt considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on this debt, and therefore, impair timely payment. The likelihood that the ratings of this debt will fall below investment grade is higher than for debt with higher ratings.

The following summarizes the rating categories used by Fitch for debt rated below investment grade:

"BB"-Debt is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

"B"-Debt is considered highly speculative. While debt in this class is currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

"CCC"-Debt has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

"CC"-Debt is minimally protected. Default on interest and/or principal payments seems probable over time.

"C"-Debt is in imminent default in payment of interest or principal.

"DDD," "DD" and "D"-Debt is in default on interest and/or principal payments. "DDD" represents the highest potential for recovery on this debt, and "D" represents the lowest potential for such recovery.

To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Excerpts from Moody's description of short-term notes: MIG-1/VMIG-1-deemed to be of the best qual-ity, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG-2/VMIG-2-judged to be of high quality, with margins of protection ample although not so large as in the preceding group; MIG-3/VMIG-3-deemed to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades; liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established; MIG-4/VMIG-4- considered to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. Loans bearing the designation "SG" are of speculative quality and lack margins of protection. Excerpts from Standard & Poor's ratings for municipal notes:
SP-1-very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are given a plus (+) designation; SP-2-satisfactory capacity to pay principal and interest; and SP-3-speculative capacity to pay principal and interest.

The three highest rating categories of D&P for short-term municipal debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments.

The following summarizes the rating categories used by Fitch for short-term municipal obligations:

"F-1+" securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

"F-3" securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-S" securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

Issues assigned a "D" rating are in actual or imminent payment default.

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. Capacity for timely payment of issues with the "A-2" designation is considered to be satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." Issues rated "A-3" have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designation. Issues rated "B" are regarded as having only speculative capacity for timely payment. The rating of "C" is assigned to short-term debt obligations with a doubtful capacity for payment. Issues rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The ratings "Prime-1" and "Prime-2" are the two highest commercial paper ratings assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. Issuers rated "Prime-3" (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issues rated "Not Prime" do not fall within any of the Prime rating categories. D&P and Fitch each use the short-term municipal debt ratings described above for commercial paper.

UNRATED SECURITIES

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

PACIFIC HORIZON MUTUAL FUNDS



COPCATE95P



CALIFORNIA TAX-EXEMPT
      BOND FUND



PROSPECTUS
July 1, 1995


NOT FDIC INSURED

------------------------------------------------------
 INFORMATION SUMMARY

1.  WHAT IS THE FUND'S OBJECTIVE?
The Fund is a money market fund which seeks to provide high current income and stability of principal.

2.  IN WHAT DOES THE FUND INVEST?
The Fund invests in a diversified portfolio of short-term U.S. dollar-denominated money market instruments, including bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and in bank obligations and commercial paper of foreign issuers, with remaining maturities of thirteen months or less from the date of purchase.

3.  WHAT ARE THE RISKS?
The Fund is not insured by the FDIC, and while it attempts to maintain a $1 per share price, there are no guarantees that it will be able to do so. The Prime Fund may purchase certificates of deposit and bankers' acceptances issued or supported by the credit of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper issued by foreign issuers, which present greater risk than funds investing only in U.S. debt obligations. Such risks include future political and economic developments.

4.  IS THE FUND APPROPRIATE FOR ME?
This Fund is appropriate for investors seeking relative safety and accessibility of their investment. A money market fund, over time, has offered investors the least amount of principal risk, as well as the least amount of return potential.

5.  WHAT ARE THE FEES OR EXPENSES?
Absolutely NO LOAD or sales commission is charged to invest in the Fund, reinvest dividends, exchange between other Pacific Horizon Funds or redeem from the Fund. Additionally there are no 12b-1 fees. The operating expenses, as a percentage of average net assets, charged directly by the Fund are described in the fee table below:

------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSE
   Maximum Sales Load on Purchases                  None
   Sales Load on Reinvested Dividends               None
   Deferred Sales Load                              None
   Redemption and Exchange Fees                     None
  ESTIMATED ANNUAL OPERATING EXPENSES
   (as a percentage of Average Net Assets)
  Management Fees                                  0.20%
  All other Expenses
   Special Management Fees               0.32%
   Other Expenses                        0.05%
  Total Other Expenses                             0.37%
                                                  ------
  Total Fund Operating Expenses                    0.57%
                                                  ======
------------------------------------------------------

The investment adviser and administrator may voluntarily waive a portion of their respective fees from time to time.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 YR     3 YR     5 YR     10 YR
-----    ----     ----     -----
 $6      $ 18     $ 32      $71

Note: The preceding example should not be considered a representation of past or future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

6. THE FOLLOWING IS A BAR GRAPH THAT SHOWS THE PERFORMANCE OF THE FUND OVER THE PAST TEN (10) CALENDAR YEARS:

            Year                                  Percent
             94                                     3.9%
             93                                     2.9%
             92                                     3.7%
             91                                     6.2%
             90                                     8.0%
             89                                     9.0%
             88                                     7.3%
             87                                     6.5%
             86                                     6.5%
             85                                     8.0%

Past performance is no guarantee of future results.

SEC 7-day yield as of 9/30/95:                                       5.32%

                              --------------------------------------------------

    You may obtain the current 7-day yield by calling (800) 227-1545.

    7.  WHO IS THE INVESTMENT ADVISER?
    Bank of America NT&SA, the investment adviser, and its affiliates have over $50 billion in assets under management, including over $10 billion in mutual funds.

    8.  HOW CAN I PURCHASE SHARES?
    Complete the application in the Prospectus enclosed and attach a check for as little as $500, or $50 per month with automatic investment. If you want to open an account by bank wire, call 1-800-346-2087.

    9.  HOW CAN I REDEEM SHARES?
    Redemptions can be made by sending a written request to DST Systems, Inc. at P.O. Box 419955, Kansas City, MO 64141-6955, by writing a check on the account, or by requesting a wire. The minimum for a wire redemption is $1,000.

    10.  HOW OFTEN ARE DISTRIBUTIONS MADE?
    Dividends are accrued daily and paid monthly. You can have your distributions sent to you directly, or you can have the dividends reinvested in the Fund to increase your holdings.

    11.  WHAT OTHER SERVICES ARE AVAILABLE?
    Pacific Horizon Funds, Inc. provides a whole host of services to better serve shareholders including fund performance reporting, automated investment and withdrawal plans, and retirement plans. Please call for information on the entire family of Pacific Horizon Funds by dialing 1-800-332-3863.

    THIS FUND PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

    COPPRMMPROF
                                       PRIME FUND

                                      FUND PROFILE
                                     OCTOBER 1, 1995

                                    NOT FDIC INSURED

                                 BANK OF AMERICA, NT&SA
                                   INVESTMENT ADVISER
                             CONCORD FINANCIAL GROUP, INC.,
                                DISTRIBUTOR, MEMBER NASD

                       PACIFIC   HORIZON   MUTUAL   FUNDS

PROSPECTUS

JULY 1, 1995

                          PRIME FUND
                         TREASURY FUND
                        GOVERNMENT FUND
                      TREASURY ONLY FUND
(Investment Portfolios Offered by Pacific Horizon Funds, Inc.)

--------------------------------------------------------------------------------

THIS PROSPECTUS APPLIES TO THE PACIFIC HORIZON SHARES OF FOUR NO-LOAD DIVERSIFIED INVESTMENT PORTFOLIOS OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY")--THE PRIME FUND, TREASURY FUND, GOVERNMENT FUND AND TREASURY ONLY FUND (THE "FUNDS"). THE COMPANY IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE FUNDS ARE DESIGNED TO PROVIDE INVESTORS WITH DAILY LIQUIDITY.

THE INVESTMENT OBJECTIVES OF THE PRIME FUND AND THE TREASURY FUND ARE TO SEEK HIGH CURRENT INCOME AND STABILITY OF PRINCIPAL. THE PRIME FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF U.S. DOLLAR-DENOMINATED "MONEY MARKET" INSTRUMENTS SUCH AS BANK CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES, COMMERCIAL PAPER AND REPURCHASE AGREEMENTS, IN ADDITION TO OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. THE TREASURY FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING SOLELY IN DIRECT OBLIGATIONS ISSUED BY THE U.S. TREASURY AND REPURCHASE AGREEMENTS RELATING TO SUCH TREASURY OBLIGATIONS. THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND AND THE TREASURY ONLY FUND ARE TO PROVIDE LIQUIDITY AND AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE GOVERNMENT FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING IN SHORT-TERM DEBT OBLIGATIONS ISSUED OR GUARANTEED AS TO INTEREST AND PRINCIPAL BY THE U.S. GOVERNMENT, ITS AGENCIES, AUTHORITIES OR INSTRUMENTALITIES AND IN REPURCHASE AGREEMENTS WITH RESPECT TO SUCH OBLIGATIONS. THE TREASURY ONLY FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING SOLELY IN OBLIGATIONS OF THE U.S. TREASURY.

PORTFOLIO SECURITIES HELD BY EACH FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY A FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES. SHARES OF EACH FUND MAY BE PURCHASED OR REDEEMED AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA"), SAN FRANCISCO, CALIFORNIA, ACTS AS INVESTMENT ADVISER TO THE COMPANY. CONCORD FINANCIAL GROUP, INC. SPONSORS THE FUNDS AND ACTS AS THEIR DISTRIBUTOR AND CONCORD HOLDING CORPORATION ACTS AS THEIR ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.

This Prospectus briefly sets forth certain information about the Funds described herein that you should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated July 1, 1995 (as it may from time to time be revised), is incorporated by reference herein and discusses certain subjects in this Prospectus further as well as other matters which may be of interest to investors. A free copy of the Statement of Additional Information may be obtained by calling 800-332-3863.
--------------------------------------------------------------------------------

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by or obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Each Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Funds involves investment risk, including the possible loss of principal amount invested.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This prospectus does not constitute an offer by the fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the fund or the distributor to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                                    CONTENTS

EXPENSE SUMMARY                        2
FINANCIAL HIGHLIGHTS                   3
INVESTMENT OBJECTIVES AND              8
  POLICIES
MANAGEMENT OF THE FUNDS               14
PURCHASES OF SHARES                   17
REDEMPTION OF SHARES                  18
SHAREHOLDER SERVICES                  20
DIVIDENDS, DISTRIBUTIONS AND          22
  TAXES
DESCRIPTION OF SHARES                 23
PERFORMANCE CALCULATIONS              25


       DISTRIBUTOR:                         INVESTMENT ADVISER:
       Concord Financial Group, Inc.        Bank of America National Trust and Savings Association
       125 West 55th Street                 555 California Street
       New York, NY 10019                   San Francisco, CA 94104

EXPENSE SUMMARY
The following table sets
forth certain information
regarding the shareholder
transaction expenses
imposed by each Fund with
respect to Pacific Horizon
Shares and the annual
operating expenses expected
to be incurred by Pacific
Horizon Shares of the Prime
Fund, Treasury Fund,
Government Fund and
Treasury Only Fund during
the current fiscal year.
This information has been
restated to assume that
current fees had been in
effect during the previous
fiscal year. Actual
expenses may vary.
Hypothetical examples based
on the table are also
shown.

                                                                                                             TREASURY
                                                                          PRIME      TREASURY    GOVERNMENT   ONLY
                                                                           FUND       FUND        FUND        FUND
                                                                          ------     ------      ------      ------
                                                            SHAREHOLDER TRANSACTION EXPENSES
                                   Sales Load Imposed on Purchases......    None       None        None        None
                                   Sales Load Imposed on Reinvested
                                     Dividends..........................    None       None        None        None
                                   Deferred Sales Load..................    None       None        None        None
                                   Redemption Fees......................    None       None        None        None
                                   Exchange Fee.........................    None       None        None        None
                                                            ANNUAL FUND OPERATING EXPENSES
                                                       (as a percentage of average net assets)
                                   Management Fees (After Fee Waivers)..    .20%       .20%        .20%        .20%
                                   All Other Expenses (After Fee
                                     Waivers)...........................    .37%       .37%        .40%        .48%
                                     Special Management Services Fee....    .32%       .32%        .32%        .32%
                                     Other Expenses.....................    .05%       .05%        .08%        .16%
                                   Total Fund Operating Expenses (After
                                     Fee Waivers).......................    .57%       .57%        .60%        .68%
                                                                           =====      =====       =====       =====

--------------------------------------------------------------------------------

                                                                      1        3         5         10
                             EXAMPLE                                 YEAR     YEARS     YEARS     YEARS
-----------------------------------------------------------------    ---      ----      ----      ----
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
     Prime Fund..................................................    $ 6      $ 18      $ 32      $ 71
     Treasury Fund...............................................    $ 6      $ 18      $ 32      $ 71
     Government Fund.............................................    $ 6      $ 19      $ 33      $ 75
     Treasury Only Fund..........................................    $ 7      $ 22      $ 38      $ 85

--------------------------------------------------------------------------------

The foregoing Expense Summary and Example are intended to assist investors in Pacific Horizon Shares in understanding the various shareholder transaction and operating expenses of each Class that investors bear either directly or indirectly. The investment adviser and administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses for the Funds from time to time. This voluntary waiver and reimbursement may be modified or terminated at any time. For a further description of each Fund's operating expenses, see "Management of the Funds" in this Prospectus.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables below set forth certain information concerning the investment results of Pacific Horizon Shares of the Prime Fund and Treasury Fund for the periods indicated. The information contained in the Financial Highlights insofar as it pertains to each of the five fiscal years in the five year period ended February 28, 1995 has been audited by Price Waterhouse LLP, independent accountants for these two Funds, whose unqualified report on the financial statements containing such information, is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The information contained in the Financial Highlights for each of the four years in the period ended February 28, 1989 was audited by other independent accountants whose report thereon dated April 20, 1989 expressed an unqualified opinion on the statements containing such information. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of the independent accountants which are incorporated by reference in the Statement of Additional Information.

Selected Data for a Pacific Horizon Share Outstanding throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------

                                            PRIME FUND
                      ------------------------------------------------------
                                            YEAR ENDED
                      ------------------------------------------------------
                      FEB. 28,          FEB. 28,      FEB. 28,     FEB. 29,
                       1995+              1994+         1993+        1992
                      --------          ---------     ---------    ---------
Net asset value,
 beginning of
 year...............  $   1.00          $    1.00     $    1.00    $    1.00
                      --------          ---------     ---------    ---------
Income from
 Investment
 Operations:
 Net investment
   income...........    0.0424             0.0287        0.0340       0.0558
 Net realized gain
   (loss) on
   securities.......   (0.0227)           (0.0016)       0.0000       0.0005
                      --------          ---------     ---------    ---------
 Total income from
   investment
   operations.......    0.0197             0.0271        0.0340       0.0563
                      --------          ---------     ---------    ---------
Less Distributions:
 Dividends from net
   investment
   income...........   (0.0422)           (0.0287)      (0.0341)     (0.0557)
Increase due to
 voluntary capital
 contribution from
 investment
 adviser............    0.0233             0.0000        0.0000       0.0000
                      --------          ---------     ---------    ---------
Net change in net
 asset value per
 share..............    0.0008             0.0016       (0.0001)      0.0006
                      --------          ---------     ---------    ---------
Net asset value per
 share, end of
 year...............  $   1.00          $    1.00     $    1.00    $    1.00
                      =========         =========     =========    =========
Total return........      4.30%**            2.91%         3.45%        5.72%
Ratios/Supplemental
 Data:
 Net assets, end of
   year
   (millions).......  $  1,129          $   1,216     $     992    $   1,413
 Ratio of expenses
   to average net
   assets...........      0.51%*             0.52%*        0.55%        0.56%
 Ratio of net
   investment income
   to average net
   assets...........      4.19%*             2.86%*        3.42%        5.51%


                        FEB. 28,      FEB. 28,     FEB. 28,      FEB. 29,       FEB. 28,       FEB. 28,
                          1991          1990         1989          1988           1987           1986
                        --------      ---------    ---------     --------       --------       --------
Net asset value,
 beginning of
 year...............    $   1.00      $    1.00    $    1.00     $   1.00       $   1.00       $   1.00
                        --------      ---------    ---------     --------       --------       --------
Income from
 Investment
 Operations:
 Net investment
   income...........      0.0762         0.0855       0.0738       0.0643         0.0606         0.0768
 Net realized gain
   (loss) on
   securities.......     (0.0001)        0.0001      (0.0002)      0.0003        (0.0001)       (0.0003)
                        --------      ---------    ---------     --------       --------       --------
 Total income from
   investment
   operations.......      0.0761         0.0856       0.0736       0.0646         0.0605         0.0765
                        --------      ---------    ---------     --------       --------       --------
Less Distributions:
 Dividends from net
   investment
   income...........     (0.0762)       (0.0855)     (0.0738)     (0.0643)       (0.0606)       (0.0768)
Increase due to
 voluntary capital
 contribution from
 investment
 adviser............      0.0000         0.0000       0.0000       0.0000         0.0000         0.0000
                        --------      ---------    ---------     --------       --------       --------
Net change in net
 asset value per
 share..............     (0.0001)        0.0001      (0.0002)      0.0003        (0.0001)       (0.0003)
                        --------      ---------    ---------     --------       --------       --------
Net asset value per
 share, end of
 year...............    $   1.00      $    1.00    $    1.00     $   1.00       $   1.00       $   1.00
                        =========     =========    =========     =========      =========      =========
Total return........        7.89%          8.90%        7.63%++      6.62%++        6.23%++        7.96%++
Ratios/Supplemental
 Data:
 Net assets, end of
   year
   (millions).......    $  1,086      $     890    $     921     $    957       $    484       $    464
 Ratio of expenses
   to average net
   assets...........        0.56%          0.63%        0.63%        0.58%          0.57%          0.57%
 Ratio of net
   investment income
   to average net
   assets...........        7.61%          8.52%        7.38%        6.42%          6.02%          7.74%

---------------
 * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.05% and 0.01% for the years ended February 28, 1995 and February 28, 1994, respectively.
** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
 + Security Pacific National Bank served as investment adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++ Unaudited.

                                                TREASURY FUND
                      ------------------------------------------------------------------
                                                 YEAR ENDED+
                      ------------------------------------------------------------------
                      FEB. 28,         FEB. 28,      FEB. 28,     FEB. 29,     FEB. 28,
                        1995             1994          1993         1992         1991
                      --------         ---------     ---------    ---------    ---------
Net asset value,
 beginning of year..  $   1.00         $    1.00     $    1.00    $    1.00    $    1.00
                      --------         ---------     ---------    ---------    ---------
Income from
 investment
 operations:
 Net investment
   income...........    0.0405            0.0262        0.0309       0.0512       0.0731
 Net realized gain
   (loss) on
   securities.......    0.0001           (0.0002)       0.0000       0.0002       0.0006
                      --------         ---------     ---------    ---------    ---------
 Total income from
   investment
   operations.......    0.0406            0.0260        0.0309       0.0514       0.0737
Less Dividends and
 Distributions:
 Dividends from net
   investment
   income...........   (0.0405)          (0.0262)      (0.0311)     (0.0513)     (0.0733)
                      --------         ---------     ---------    ---------    ---------
Net change in net
 asset value per
 share..............    0.0001           (0.0002)      (0.0002)      0.0001       0.0004
                      --------         ---------     ---------    ---------    ---------
Net asset value per
 share, end of
 year...............  $   1.00         $    1.00     $    1.00    $    1.00    $    1.00
                      =========        =========     =========    =========    =========
Total return........      4.13%             2.65%         3.15%        5.25%        7.58%
Ratios/Supplemental
 Data:
 Net assets, end of
   year
   (millions).......  $  1,132         $   1,577     $   1,746    $   2,300    $   1,663
 Ratio of expenses
   to average net
   assets...........      0.55%             0.55%         0.56%        0.56%        0.55%
 Ratio of net
   investment income
   to average net
   assets...........      3.99%             2.62%         3.11%        5.07%        7.29%


                        FEB. 28,      FEB. 28,      FEB. 29,       FEB. 28,       FEB. 28,
                          1990          1989          1988           1987           1986
                        --------      ---------     --------       --------       --------
Net asset value,
 beginning of year..    $   1.00      $    1.00     $   1.00       $   1.00       $   1.00
                        --------      ---------     --------       --------       --------
Income from
 investment
 operations:
 Net investment
   income...........      0.0833         0.0712       0.0587         0.0604         0.0745
 Net realized gain
   (loss) on
   securities.......      0.0004        (0.0005)     (0.0003)       (0.0000)       (0.0008)
                        --------      ---------     --------       --------       --------
 Total income from
   investment
   operations.......      0.0837         0.0707       0.0584         0.0604         0.0737
Less Dividends and
 Distributions:
 Dividends from net
   investment
   income...........     (0.0830)       (0.0709)     (0.0587)       (0.0604)       (0.0745)
                        --------      ---------     --------       --------       --------
Net change in net
 asset value per
 share..............      0.0007        (0.0002)      0.0003         0.0000        (0.0008)
                        --------      ---------     --------       --------       --------
Net asset value per
 share, end of
 year...............    $   1.00      $    1.00     $   1.00       $   1.00       $   1.00
                        =========     =========     =========      =========      =========
Total return........        8.62%          7.33%++      6.08%++        6.21%++        7.91%++
Ratios/Supplemental
 Data:
 Net assets, end of
   year
   (millions).......    $  1,144      $   1,048     $    947       $  1,317       $    835
 Ratio of expenses
   to average net
   assets...........        0.55%          0.54%        0.56%          0.55%          0.56%
 Ratio of net
   investment income
   to average net
   assets...........        8.33%          7.14%        5.90%          5.99%          7.41%

---------------
 + Security Pacific National Bank served as investment adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++ Unaudited.

The Government Fund and the Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Funds of America and First Cash Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993 the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as the Government Fund and Treasury Only Fund, respectively, of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Pacific Horizon Shares and Horizon Service Shares. Horizon Shares of the Funds are described in a separate Prospectus available from the Distributor by calling (800) 332-3863.

The tables below set forth certain information concerning the investment results of: (i) Pacific Horizon Shares of the Government Fund and the Treasury Only Fund for the years ended February 28, 1994 and February 28, 1995; and (ii) shares of the Predecessor Government Fund and Predecessor Treasury Only Fund of First Funds of America, which offered and sold shares of beneficial interest similar to the Company's Pacific Horizon Shares for the 11 month period ended February 28, 1993, the fiscal year ended March 31, 1992 and the fiscal period ended March 31, 1991. The information about the Government Fund and Treasury Only Fund has been audited by Price Waterhouse LLP, independent accountants for those two Funds, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The information about the Predecessor Government Fund and Predecessor Treasury Only Fund has been audited by Deloitte & Touche LLP, independent accountants for these Predecessor Funds, whose unqualified report thereon is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified reports of the independent accountants which are incorporated by reference in the Statement of Additional Information with respect to the Government and Treasury Only Funds and Predecessor Government and Predecessor Treasury Only Funds.

Selected Data for a Share Outstanding throughout Each of the Periods Indicated:
--------------------------------------------------------------------------------

                                               GOVERNMENT FUND
                                          -------------------------
                                                           PACIFIC
                                                           HORIZON
                                                           SHARES              PREDECESSOR GOVERNMENT FUND
                                                           FOR THE       ---------------------------------------
                                           PACIFIC         PERIOD                                       JUNE 4,
                                           HORIZON        MARCH 1,                                       1990
                                           SHARES           1993                                       (COMMENCEMENT
                                           FOR THE        (COMMENCEMENT  11 MONTH                         OF
                                            YEAR             OF           PERIOD           YEAR        OPERATIONS)
                                            ENDED         OPERATIONS)      ENDED           ENDED       TO
                                          FEB. 28,         TO FEB.       FEB. 28,        MARCH 31,     MARCH 31,
                                            1995          28, 1994         1993            1992          1991
                                          ---------       ---------      ---------       ---------     ---------
Net asset value per share, beginning of
  period...............................   $    1.00       $    1.00      $    1.00       $    1.00     $    1.00
                                          ---------       ---------      ---------       ---------     ---------
Income from Investment Operations:
  Net investment income................      0.0421          0.0288         0.0275          0.0477        0.0575
  Net realized loss on securities......     (0.0091)        (0.0006)            --              --            --
                                          ---------       ---------      ---------       ---------     ---------
  Total income from investment
    operations.........................      0.0330          0.0282         0.0275          0.0477        0.0575
Less Dividends from Net Investment
  Income:..............................     (0.0420)        (0.0288)       (0.0275)        (0.0477)      (0.0575)
Increase due to voluntary capital
  contribution from investment
  adviser..............................      0.0085          0.0000         0.0000          0.0000        0.0000
                                          ---------       ---------      ---------       ---------     ---------
Net change in net asset value per
  share................................     (0.0005)        (0.0006)        0.0000          0.0000        0.0000
                                          ---------       ---------      ---------       ---------     ---------
Net asset value per share, end of
  period...............................   $    1.00       $    1.00      $    1.00       $    1.00     $    1.00
                                           ========        ========       ========        ========      ========
Total return...........................        4.28%***        2.92%          2.79%+++        4.88%         5.90%+++
Ratios/Supplemental Data:
  Net assets, end of period
    (millions).........................   $ 354,828       $ 154,349      $ 102,576       $ 135,078     $ 145,388
  Ratio of expenses to average net
    assets*............................        0.50%           0.60%          0.76%**         0.76%         0.74%**
  Ratio of net investment income to
    average net assets*................        4.27%           2.88%          3.03%**         4.76%         6.57%**

---------------
  * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.08% and 0.002% for the years ended February 28, 1995 and February 28, 1994, respectively. Reflects the Predecessor Government Fund's share of the expenses of the Government Money Trust, in which the assets of the Predecessor Government Fund were invested, as well as a voluntary waiver of fees by affiliates of the Portfolio and Trust. If the voluntary expense waiver had not been in place the annualized ratios of expenses to average net assets would have been 0.94%, 0.91% and 0.91% for the periods ended February 28, 1993, March 31, 1992 and March 31, 1991, respectively.
 ** Annualized.
*** Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
+++ Not annualized.

                                                 TREASURY ONLY FUND
                                              ------------------------
                                                              PACIFIC
                                                              HORIZON
                                                               SHARES           PREDECESSOR TREASURY ONLY FUND
                                                              FOR THE        -------------------------------------
                                              PACIFIC          PERIOD                                     JUNE 4,
                                              HORIZON         MARCH 1,                                      1990
                                               SHARES           1993                                      (COMMENCEMENT
                                              FOR THE         (COMMENCEMENT  11-MONTH                        OF
                                                YEAR             OF           PERIOD         YEAR         OPERATIONS)
                                               ENDED          OPERATIONS)     ENDED         ENDED         TO
                                              FEB. 28,        TO FEB.        FEB. 28,       MARCH          MARCH
                                                1995          28, 1994         1993        31, 1992       31, 1991
                                              --------        --------       --------      --------       --------
Net asset value per share, beginning of
  period..................................    $   1.00        $   1.00       $   1.00      $   1.00       $   1.00
                                              --------        --------       --------      --------       --------
Income From Investment Operations:
  Net investment income...................      0.0384          0.0254         0.0264        0.0466         0.0554
  Net realized loss on securities.........     (0.0002)        (0.0002)            --            --             --
                                              --------        --------       --------      --------       --------
  Total income from investment
    operations............................      0.0382          0.0252         0.0264        0.0466         0.0554
Less Dividends:
  Dividends from net investment income....     (0.0384)        (0.0254)       (0.0264)      (0.0466)       (0.0554)
  Net change in net asset value per
    share.................................     (0.0002)        (0.0002)        0.0000        0.0000         0.0000
                                              --------        --------       --------      --------       --------
Net asset value per share, end of
  period..................................    $   1.00        $   1.00       $   1.00      $   1.00       $   1.00
                                               =======         =======        =======       =======        =======
Total return..............................        3.90%           2.57%          2.67%+++      4.76%          5.68%+++
Ratios/Supplemental Data:
  Net assets, end of period (000).........    $ 90,337        $ 72,120       $ 33,557      $ 41,637       $ 48,348
  Ratio of expenses to average net
    assets*...............................        0.62%           0.56%          0.56%**       0.56%          0.54%**
  Ratio of net investment income to
    average net assets*...................        3.90%           2.54%          2.86%**       4.66%          6.34%**

---------------
 * Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.16% for the years ended February 28, 1995 and February 28, 1994, respectively. Reflects the Predecessor Treasury Only Fund's share of the expenses of the Treasury Money Trust, in which the assets of the Predecessor Treasury Only Fund were invested, as well as a voluntary waiver of fees by affiliates of the Portfolio and Trust. If the voluntary expense waiver had not been in place, the annualized ratios of expenses to average net assets would have been 0.99%, 0.94% and 0.98% for the periods ended February 28, 1993, March 31, 1992 and March 31, 1991, respectively.
** Annualized.
+++Not annualized.

INVESTMENT OBJECTIVES AND POLICIES

This section describes the investment objective and policies of each Fund. Assets of the Funds will be invested in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission, and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days. All securities acquired by the Funds will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks and will be U.S. Government securities or other "First Tier Securities" (as defined by the Securities and Exchange Commission) of the types described below. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a Fund will be of comparable quality as determined by the Funds' investment adviser pursuant to guidelines approved by the Board of Directors.

PRIME FUND. The Prime Fund's investment objective is to seek high current income and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated money market instruments. Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, may have longer maturities.)

In pursuing its investment objective, the Prime Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments. In accordance with current regulations of the Securities and Exchange Commission, the Fund intends to limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

The Prime Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks, foreign branches of domestic banks ("Euro CDs") or domestic branches of foreign banks ("Yankee CDs" and "Yankee BAs"). Such banks must have total assets at the time of purchase in excess of $2.5 billion. No more than 25% of the Prime Fund's total assets at the time of purchase may be invested in Yankee CDs and BAs and Euro CDs. The Fund may also make interest-bearing savings deposits in such commercial banks in amounts not in excess of 5% of the Fund's total assets.

The Prime Fund may be subject to additional investment risks because the Fund may hold securities issued by foreign branches of domestic banks and domestic branches of foreign banks (and, as described below, commercial paper issued by foreign issuers). These risks are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particu-lar country in which the branch is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign branches of domestic banks and domestic branches of foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic branches of domestic banks (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against the issuing bank.

The Prime Fund may purchase commercial paper, short-term notes and corporate bonds that meet the Fund's maturity limitations. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

The Prime Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Prime Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

TREASURY FUND. The Treasury Fund's investment objective is to seek high current income and stability of principal. The Fund invests solely in obligations issued by the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Portfolio securities which are subject to repurchase agreements may have remaining maturities of longer than thirteen months.

Examples of the types of U.S. Treasury obligations that may be held by the Treasury Fund include U.S. Treasury bills and notes. Under normal market conditions 100% of the total assets of the Fund will be invested in direct obligations of the U.S. Treasury and repurchase agreements relating to such Treasury obligations. Securities issued by the U.S. Government have historically involved little risk of loss of principal if held to maturity and, in general, the instruments held by the Fund will have neither as much risk nor as high a return as longer term or non-U.S. Government obligations.

GOVERNMENT FUND. The investment objective of the Government Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Government Fund seeks to achieve this objective by investing in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations.

The Government Fund may purchase certain agency securities (such as guaranteed notes of the Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation), which often provide higher yields than are available from the more common types of government-backed investments. However, such specialized investments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capa-bility in portfolio servicing and in legal matters related to government guarantees. While frequently offering attractive yields, the limited-activity markets of many of these securities means that if the Government Fund were required to liquidate any of them it might not be able to do so advantageously; accordingly, the Government Fund intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would limit its investment in such securities (as well as repurchase agreements maturing in more than seven days) to not more than 10% of the Fund's total assets.

TREASURY ONLY FUND. The investment objective of the Treasury Only Fund is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. The Treasury Only Fund seeks to achieve this objective by investing solely in obligations of the U.S. Treasury. U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. While U.S. Treasury securities are guaranteed as to the timely payment of principal and interest, the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates.

To increase income on portfolio securities, the Treasury Only Fund may lend its portfolio securities to broker-dealers, banks and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Treasury. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 33 1/3% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the adviser to be of good standing and when, in the adviser's judgment, the income to be earned from the loan justifies the attendant risks.

COMMON INVESTMENT POLICIES

  GOVERNMENT OBLIGATIONS. The Prime Fund and Government Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

Certain securities issued or guaranteed by all governmental agencies may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by a Fund at then-prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments were received.

  "STRIPPED" SECURITIES. Each Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying obligation. Stripped securities are zero cou-pon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Treasury and Treasury Only Funds may only invest in stripped securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Government Fund may invest no more than 35% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The Government Fund intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government obligations. Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

  REPURCHASE AGREEMENTS. Each Fund (other than the Treasury Only Fund) may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Company's investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, each Fund intends only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

  REVERSE REPURCHASE AGREEMENTS. The Funds may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to banks, and with respect to the Prime and Treasury Funds, other financial institutions, and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodian account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the Company's investment adviser will continuously monitor the account to insure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities such Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of such Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

  VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by the Funds may include variable and floating rate instruments, which may have a stated maturity in excess of the Funds' maturity limitations but which will, except for certain U.S. Government obligations, permit a Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments purchased by the Government Fund will be U.S. Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Funds are subject to a Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Funds' investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest.

Variable and floating rate instruments purchased by a Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives a Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Funds' investment adviser has determined meets the quality standards for the Fund involved. If an interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, a Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the interest plus accrued interest. Although a participation interest may be sold by a Fund, under normal circumstances they will be held until maturity.

A Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

  WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of changes in interest rates. Delayed settlement describes a securities transaction in a secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Funds' forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the total assets of a particular Fund absent unusual market conditions. A Fund's liquidity and the ability of its investment adviser to manage its portfolio may be adversely affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its total assets. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

INVESTMENT LIMITATIONS. The investment objectives of the Prime and Treasury Funds (but not the Government and Treasury Only Funds) are fundamental policies that may not be changed without a vote of the holders of a majority of the particular Fund's outstanding shares (as defined in the Investment Company Act of 1940). A Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of such Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

  PRIME FUND.  The Prime Fund may not:

1. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by instruments of domestic branches of U.S. banks or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  PRIME FUND AND TREASURY FUND. Neither the Prime Fund nor the Treasury Fund may:

1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid.

2. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total assets.

The Prime Fund intends that, except as stated above under "Common Investment Policies--Variable and Floating Rate Instruments," variable amount master demand notes with maturities of nine months or less, as well as investments in securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the

Board) will not be subject to the 10% limitation on illiquid securities set forth in Investment Limitation No. 2 above.

  GOVERNMENT FUND AND TREASURY ONLY FUND. Neither the Government Fund nor the Treasury Only Fund may:

1. Invest more than 10% of the Fund's net assets in securities that are not readily marketable (such as repurchase agreements maturing in more than seven days). If changes in the markets of certain securities cause a Fund to exceed such 10% limit, the Fund will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets.

2. Borrow money, except that as a temporary measure for extraordinary or emergency purposes each Fund may borrow from banks in an amount not to exceed 1/3 of the value of its net assets, including the amount borrowed; moreover, neither Fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value) (it is intended that each Fund would borrow money only from banks and only to accommodate requests for withdrawals while effecting an orderly liquidation of securities).

Pursuant to certain regulatory requirements, with regard to Investment Limitation No. 2 , the Government and Treasury Only Funds intend not to borrow money for any purpose in excess of 10% of the Fund's total assets. This 10% limitation is not a fundamental investment limitation of the Government or Treasury Only Funds.

INVESTMENT DECISIONS. Investment decisions for each Fund are made independently from those for other portfolios of the Company and other investment companies and common trust funds managed by Bank of America and its affiliated entities. Such other investment companies and common trust funds may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another portfolio, investment company or common trust fund, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of a Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

INVESTMENT ADVISER. Bank of America serves as the Funds' investment adviser. Bank of America, which has principal offices at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company.

As investment adviser Bank of America manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. For the fiscal year ended February 28, 1995, the Prime Fund, Treasury Fund, Government Fund and the Treasury Only Fund paid Bank of America advisory fees at the effective annual rates of .07%, .10%, .05% and .10% of such Funds' respective net assets, and Bank of America waived advisory fees at the effective annual rate of .03%, .00%, .05% and .00% of such Funds' respective net assets.

In addition, Bank of America is also entitled to fees under the Company's Special Management Services Agreement described below and may also receive fees charged directly to its customers' accounts in connection with investments in Fund shares.

ADMINISTRATOR. Concord Holding Corporation (the "Administrator") serves as the Company's administrator and assists generally in supervising the Funds' operations. The Administrator is a wholly-owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 West 55th Street, New York, New York 10019.

Under its Basic Administrative Services Agreement for the Funds, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of all series of shares in the Funds, including coordination of reports to shareholders and the Securities and Exchange Commission; calculation of the net asset value of Fund shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Funds' offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Funds' books and records; and the provision of various services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.

For these administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. For the fiscal year ended February 28, 1995, the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund paid the Administrator administration fees at the effective annual rates of .07%, .10%, .07% and .10% of such Funds' respective net assets, and the Administrator waived administration fees at the effective annual rate of .03%, .00%, .03% and .00% of such Funds' respective net assets.

Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above--e.g. calculating the net asset value of Fund shares and dividends to shareholders and maintaining the Funds' books and records. The Funds bear all fees and expenses charged by the bank for these services.

SPECIAL MANAGEMENT SERVICES AGREEMENT. The Company has entered into a Special Management Services Agreement with Bank of America and the Administrator with respect to the Funds' Pacific Horizon Shares. Under the agreement, Bank of America and the Administrator have agreed to develop and monitor the investor programs that are offered from time to time in connection with Pacific Horizon Shares; provide dedicated walk-in and telephone facilities to handle shareholder inquiries and serve investor needs; develop and maintain specialized systems for the automatic investments of customers of Bank of America, the Administrator and selected broker/dealers; maintain the registration or qualification of Pacific Horizon Shares for sale under state securities laws; with respect to the Prime and Treasury Funds only, pay for the operation of arrangements that facilitate same-day share purchases by customers of Bank of America through the use of a joint repurchase agreement; assume the expense of payments made to third parties for services provided in connection with the investments of their customers in Pacific Horizon Shares; and provide various services (such as the provision of a facility to receive purchase and redemption orders) for shareholders who have made a minimum initial investment of less than $500,000.

For the services provided and expenses assumed pursuant to the Special Management Services Agreement, Bank of America and the Administrator received for the fiscal year ended February 28, 1995 an aggregate fee at the annual rate of .32% of the average daily net asset value of each of the Fund's Pacific Horizon Shares outstanding from time to time. As stated below under "Description of Shares," such fees are borne by the Funds' Pacific Horizon Shares and are not paid with respect to the Funds' other series of shares.

DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is a wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 125 West 55th Street, New York, New York 10019.

The Distributor makes a continuous offering of the Funds' shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Funds (after such items have been prepared and set in type by the Funds) that are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Funds' shares for sale to the public.

CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as custodian for the Funds and Bank of America serves as the Prime and Treasury Funds' sub-custodian. DST Systems, Inc. (the "Transfer Agent"), 811 Main, Kansas City, Missouri 64105-2005, serves as the Funds' transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with the purchase and redemption of and the payment of dividends and other distributions with respect to the Funds' shares. Other services are provided for in the Cash Management Agreement with United Missouri Bank of Kansas City, N.A.

FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. From time to time during the course of the Funds' fiscal year, the Administrator and/or Bank of America may voluntarily not receive payment of fees under their respective agreements described above and/or assume certain expenses of a Fund, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

PURCHASES OF SHARES

Pacific Horizon Shares may be purchased directly from the Distributor, by clients of Bank of America through their qualified trust and agency accounts or by clients of certain institutions such as banks or broker-dealers ("Service Organizations") without a charge imposed by the Funds, although Bank of America and Service Organizations may charge a fee for providing administrative services in connection with investments in shares of the Funds. The minimum initial investment is $500, except for purchases through Bank of America's trust and agency accounts or through a Service Organization whose clients have made aggregate minimum purchases of $1,000,000, in which event the minimum initial investment is $100, or as otherwise described below under "Shareholder Services." The minimum subsequent investment is $50, except for investments arising from automatic investment transactions on behalf of Bank of America's trust and agency accounts, as to which there is no minimum. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Funds. The Funds reserve the right to reject any purchase order. Persons wishing to purchase shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Other investors may purchase shares in the manner described below.

An investor desiring to purchase shares by mail should complete an Account Application and mail the Application and a check payable to "Pacific Horizon [Name of specific Fund]", to the Company c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955. All subsequent payments should be mailed to P.O. Box 419940, Kansas City, Missouri 64173-0298. An investor desiring to purchase shares by wire should request his bank to transmit immediately available funds by wire to The Bank of New York, ABA No. 021000018, Pacific Horizon Funds, Inc.--Prime Fund, DDA No. 8900052554 or Pacific Horizon Funds, Inc.--Treasury Fund, DDA No. 8900052570 or Pacific Horizon Funds, Inc.--Government Fund, DDA No. 8900117788 or Pacific Horizon Funds, Inc.-- Treasury Only Fund, DDA No. 8900117761 for purchase of shares in the investor's name. It is important that the wire include the investor's name, address and tax identification number, indicate whether a new account is being established or a subsequent payment is being made to an established account and indicate the name of the Fund. If a subsequent payment is being made, the investor's Fund account number should be included. An investor should contact his bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Payments which are hand delivered must be delivered directly to the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005.

A fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear. All payments should be in U.S. dollars. Purchase orders in proper form are effected on a day on which both the Funds' custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") at the net asset value per share next determined after receipt by the Transfer Agent at its Kansas City office of both an order and federal funds. Purchases will not be effected until payments made in other than federal funds are converted to federal funds, which is ordinarily within two business days of receipt. Purchase orders effected through automatic investment transactions on behalf of Bank of America's trust and agency accounts are received by Bank of America as sub-custodian for the Funds before 12:00 noon (Pacific time) and are effected as of 4:00 p.m. (Eastern time) on the same day. It is the responsibility of Bank of America or the Service Organization involved to transmit orders for the purchases of shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America or a Service

Organization are executed only on days on which the particular institution and the Fund are open for business.

The net asset value per share of the Prime Fund, Treasury Fund and Government Fund is determined on each Business Day as of 2:30 p.m. Eastern time and the close of regular trading hours on the Exchange (or 4:00 p.m. Eastern time if the Exchange is closed). The net asset value per share of the Treasury Only Fund is determined on such Business Days as of 11:30 a.m. Eastern time. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information--Valuation." The net asset value per share for purposes of pricing purchase and redemption orders for each Fund is determined independently of that for other portfolios of the Company. For voice recorded price and yield information call (800) 227-1545.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. See the Fund's Account Application for further information about this requirement.

The Company will obtain a representation from Service Organizations (as well as from Bank of America and the Administrator) that they will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

TELETRADE. Although the privilege may not be used to make an initial purchase, an investment in Pacific Horizon Shares of a Fund automatically entitles an investor to purchase Fund shares (minimum of $500 and maximum of $50,000 per transaction) without charge by telephone unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use the TeleTrade Privilege. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before the TeleTrade Privilege may be used. The proceeds will be transferred between the checking, NOW or bank money market account designated in one of these documents and the investor's Fund account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the net asset value next determined after receipt of payment by the Funds' Transfer Agent. The Company may modify this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

An investor who has selected the TeleTrade Privilege may request TeleTrade purchases by telephoning the Transfer Agent at (800)346-2087. The TeleTrade Privilege may not be available to certain clients of Bank of America or particular institutional investors.

REDEMPTION OF SHARES

Investors whose shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of their Pacific Horizon Shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedures described below under "Regular Redemption." Such investors wishing to use the other redemption methods must arrange with Bank of America or a Service Organization for delivery of the required application(s) to the Transfer Agent. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. It is the responsibility of Bank of America or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with one of the following procedures.

REGULAR REDEMPTION. An investor may redeem shares in any amount by sending a written request to the Prime Fund, Treasury Fund, Government Fund or Treasury Only Fund, c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955. Redemption orders are effected upon receipt by the Transfer Agent at its Kansas City office. Redemption requests delivered to the Company other than by mail must be delivered to the offices of the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005. Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer.

Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts. A redemption request for (i) an amount in excess of $50,000 per day (ii) any amount if the proceeds are to be sent elsewhere than to the address of record, and (iii) an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of 60 days, must be accompanied by a signature guarantee. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or other eligible guarantor institution. The Transfer Agent will not accept guarantees from notaries public. Signatures on endorsed certificates submitted for redemption must also be guaranteed. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

TELETRADE. An investor may redeem shares in the same manner and subject to the same limitations as described under "Purchases of Shares--TeleTrade" above. Redemption proceeds will be on deposit in the investor's account at a domestic financial institution which is an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. An investor may also request that redemption proceeds be sent by check. Checks will be sent only to the registered owner(s) and only to the address of record. An investor who has selected the TeleTrade Privilege may request TeleTrade redemptions by telephoning the Transfer Agent at (800) 346-2087. Shares issued in certificate form are not eligible for this Privilege. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable.

WIRE REDEMPTION. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to redeem shares by wire unless he indicates on the Account Application or in a subsequent signature guaranteed written notice to the Transfer Agent that he does not wish to use this method of redemption. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before shares may be redeemed by wire. Shareholders may instruct the Transfer Agent to redeem shares in a Fund on written, telegraphic, or telephone instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The responsibility of the Transfer Agent and certain other parties for telephonic instructions believed to be genuine is discussed in the preceding paragraph. The proceeds of redemption will normally be wired in federal funds to the commercial bank specified by the investor on the Account Application. Redemption proceeds must be in an amount of at least $1,000, and may be subject to limits as to frequency and overall amount. Wire redemptions may be terminated or modified by a Fund at any time. Shares issued in certificate form are not eligible for wire redemption. A shareholder should contact his bank for information on any charges imposed by the bank in connection with the receipt of redemption proceeds by wire. During periods of substantial economic or market change, telephone wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request in person to the Transfer Agent or by mail as described above under "Regular Redemption." For additional information concerning wire redemptions, see the Statement of Additional Information and the Funds' Account Application.

CHECK REDEMPTION. An investor may request on the Account Application that the Company provide Redemption Checks ("Checks") drawn on a Fund. Checks will be sent only to the registered owner(s) and only to the address of record. The Account Application must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund involved to redeem a sufficient number of the investor's shares to cover the amount of the Check. All cleared checks will be returned to the investor on a monthly basis. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. Because dividends accrue daily, checks should not be used to close an account, as a small balance is likely to result. Shares for which stock certificates have been issued may not be redeemed by Check.

OTHER REDEMPTION INFORMATION. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Funds will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. Where redemption is requested other than by mail, shares purchased by check or by TeleTrade will not be redeemed for a period of seven business days after their purchase. This procedure does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor having purchased shares by wire must have filed an Account Application before any redemption requests can be honored.

The Funds impose no charge when shares are redeemed. However, if shares have been purchased through Bank of America or a Service Organization, Bank of America or the Service Organization may charge a fee for providing administrative services in connection with investments in shares. The Funds reserve the right to redeem accounts (other than non-working spousal IRA accounts) involuntarily, upon sixty days' written notice, if the account's net asset value falls below the $500 minimum balance.

SHAREHOLDER SERVICES

The services and privileges described under this heading may not be available to certain clients of Bank of America and particular Service Organizations, and Bank of America and some Service Organizations may impose conditions on their clients which are different from those described in this Prospectus. You should consult Bank of America or your Service Organization in this regard.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"). The Company makes available IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." For details contact the Distributor at (800) 332-3863. The minimum initial investment for SEP-IRAs with more than one participant is $2,500, with no minimum on subsequent purchases. The minimum initial investment for IRAs and SEP-IRAs with only one participant is normally $500, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250. The investor should read the IRA Disclosure Statement and the Bank Custodial Agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

EXCHANGES. The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of a Fund for: like shares in another portfolio of the Company, or like shares of any investment portfolio of Time Horizon Funds (an open-end investment company managed by an affiliate of Bank of America) after it has commenced operations, provided that such other shares may legally be sold in the state of the investor's residence. An investment in Pacific Horizon Shares of a Fund automatically entitles an investor to use this Privilege unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use this Privilege. The shares that are exchanged must have a current value of at least $500; furthermore, in establishing a new account through use of this Privilege, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular portfolio into which the exchange is being made. Prospectuses for portfolios of the Company (as well as prospectuses for investment portfolios of Time Horizon Funds) into which an exchange is being made may be obtained from the investor's Service Organization or the Distributor. A shareholder may telephone instructions by calling the Transfer Agent at (800) 346-2087. See "Redemption of Shares--TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions. When Fund shares are exchanged for shares of another portfolio in the Company (or for shares of an investment portfolio of Time Horizon Funds) which are sold with a sales load, the applicable sales load, if any, will be deducted. An investor desiring to use the Exchange Privilege should read the Statement of Additional Information and consult his or her Service Organization or the Distributor for further information applicable to use of the Exchange Privilege. The Company reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination except where notice is not required under the regulations of the Securities and Exchange Commission.

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program permits an investor to purchase Pacific Horizon Shares (minimum $50 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. The minimum initial investment requirement for investors establishing an Automatic Investment account is $50. To establish an Automatic Investment account, an investor must check the appropriate box and supply the necessary information on the Account Application or subsequently file a written request with the Transfer Agent. Such applications are available from the Distributor. An investor may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent at P.O. Box 419955, Kansas City, Missouri 64141-6955 and notification will be effective three business days following receipt. The Company may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

DIRECT DEPOSIT PROGRAM. If an investor receives federal salary, social security, or certain veteran's, military or other payments from the federal government, he is eligible for the Direct Deposit Program. With this Program, an investor may purchase Pacific Horizon Shares (minimum of $50 and maximum of $50,000 per transaction) by having these payments automatically deposited into his Fund account. An investor may deposit as much of such payments as he elects. For instructions on how to enroll in the Direct Deposit Program, an investor should call the Transfer Agent at (800) 346-2087. Death or legal incapacity will terminate an investor's participation in the Program. An investor may elect at any time to terminate his participation by notifying the appropriate federal agency. Further, the Company may terminate an investor's participation upon 30 days' notice to the investor.

AUTOMATIC WITHDRAWAL PLAN. Investors having a $5,000 minimum account may request withdrawal of a dollar amount in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. At the investor's option, monthly withdrawals will be made on either the first or fifteenth day of the month and quarterly, semi annual or annual withdrawals will be made on either the first or fifteenth day of the month selected. To participate in the automatic withdrawal plan, an investor must check the appropriate box and supply the necessary information on the Account Application which may be obtained from the Distributor or subsequently file a signature guaranteed written request with the Transfer Agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The shareholders of a Fund are entitled to dividends and distributions arising from the net income and realized gains, if any, earned on investments held by the Fund involved. Each Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carry-forward.

Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date, unless the shareholder elects to receive dividends in cash. Reinvestment dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to Pacific Horizon Funds, Inc.,--[specify the name of the Fund], c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

FEDERAL TAXES. Management of the Company believes that each Fund qualified separately for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and it is intended that each Fund will continue to qualify as a regulated investment company in future years as long as such qualification is in the best interest of its shareholders. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

In connection with such tax qualification, each Fund contemplates declaring as dividends at least 90% of its investment company taxable income for each taxable year. An investor of any Fund who receives a dividend derived from net investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) treats it as ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of a Fund. Because all of the net investment income of the Funds is expected to be derived from earned interest, it is anticipated that all dividends paid by the Funds will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Funds will be eligible for the dividends received deduction for corporations.

Although the Funds anticipate that they will not have net long-term capital gain, any distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders of that Fund as long-term capital gain regardless of how long the shareholder has held shares of the Fund.

Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Funds and received by the shareholders on December 31, if such dividends are paid during January of the following year.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders, and is based on federal tax laws and regulations which are in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative actions. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

STATE AND LOCAL TAXES. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

DESCRIPTION OF SHARES

The Company was organized October 27, 1982 as a Maryland corporation. On March 30, 1984 the Company commenced its public sale of shares (Pacific Horizon Shares) in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. On January 19, 1990, the Prime Fund and Treasury Fund of The Horizon Funds, a Massachusetts business trust, were combined with the Money Market Portfolio and Government Money Market Portfolio of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund;" and, in addition to continuing its offering of Pacific Horizon Shares in such Funds, the Company began offering Horizon Shares and Horizon Service Shares in the Prime and Treasury Funds. The Predecessor Government Funds and Predecessor Treasury Only Funds commenced operations on June 4, 1990 as investment portfolios of First Funds of America and First Cash Funds of America. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company, offering Pacific Horizon Shares, Horizon Service Shares and Horizon Shares. (Horizon Shares and Horizon Service Shares are sold to institutions and may not be purchased by individuals directly.)

The Company's charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Funds, each of which is classified as a diversified company under the Investment Company Act of 1940: fifteen billion Pacific Horizon Shares, twenty-eight billion Horizon Shares and fifteen billion Horizon Service Shares representing interests in the Prime Fund; fifteen billion Pacific Horizon Shares, fourteen billion, four hundred million Horizon Shares and fifteen billion Horizon

Service Shares representing interests in the Treasury Fund; fifteen billion Pacific Horizon Shares, seven billion Horizon Shares and fifteen billion Horizon Service Shares representing interests in the Government Fund; and fifteen billion Pacific Horizon Shares, seven billion Horizon Shares and fifteen billion Horizon Service Shares representing interests in the Treasury Only Fund. Horizon Shares and Horizon Service Shares of the Funds are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the Pacific Horizon Shares of the Funds and describes only the investment objectives and policies, operations, contracts and other matters relating to such Shares.

Each Pacific Horizon Share, Horizon Share and Horizon Service Share in a Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to such Fund and in the net distributable assets of such Fund on liquidation. Holders of a Fund's Pacific Horizon Shares bear the fees described in this Prospectus that are paid to Bank of America and the Administrator by the Fund under the Company's Special Management Services Agreement for Pacific Horizon Shares. Similarly, holders of Horizon Service Shares bear the fees described in the Prospectus for such shares that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. The fees paid under the Shareholder Services Plan are for services provided by institutional investors to their customers in connection with Horizon Service Shares, and Shareholder Organizations do not receive similar fees with respect to the Funds' Horizon Shares or Pacific Horizon Shares. As a result, at any given time, the net yield on a Fund's Pacific Horizon Shares generally will be approximately .32% lower than the yield on that Fund's Horizon Shares and .07% lower than the yield on the same Fund's Horizon Service Shares. Standardized yield quotations will be computed separately for each series of Shares.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of a Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Funds' Special Management Service Agreement. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters.

Shares have cumulative voting rights to the extent that may be required by applicable law.

PERFORMANCE CALCULATIONS

From time to time the "yield" or "effective yield" of a Fund may be quoted in advertisements or reports to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized"--that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Additionally, the yields of each Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Funds' yields may be compared to Donoghue's Money Fund Averages, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of a Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Bank of America or other institutional investors directly to their customers in connection with investments in shares of the Funds (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Funds' calculations of yield.

                            ------------------------

Shareholder inquiries should be addressed to the Distributor at the address or telephone numbers stated on the inside cover of this Prospectus.

                         PACIFIC HORIZON MUTUAL FUNDS

                                  COPPRMM95P





                                  PRIME FUND
                                TREASURY FUND
                               GOVERNMENT FUND
                              TREASURY ONLY FUND

                                  PROSPECTUS
                                 JULY 1, 1995

                               NOT FDIC INSURED

           BEGINNING OF PROSPECTUS FOR PACIFIC HORIZON FUNDS, INC.

PROSPECTUS
------------------
                                   PRIME FUND
        (An investment Portfolio Offered by Pacific Horizon Funds, Inc.)

     THIS PROSPECTUS APPLIES TO THE PACIFIC HORIZON SHARES OF THE PRIME FUND (THE "FUND"), A NO-LOAD DIVERSIFIED INVESTMENT PORTFOLIO OFFERED BY PACIFIC HORIZON FUNDS, INC. (THE "COMPANY"). THE COMPANY IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE FUND IS DESIGNED TO PROVIDE INVESTORS WITH DAILY LIQUIDITY.

     THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK HIGH CURRENT INCOME AND STABILITY OF PRINCIPAL. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF U.S. DOLLAR-DENOMINATED "MONEY MARKET" INSTRUMENTS SUCH AS BANK CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND REPURCHASE AGREEMENTS, IN ADDITION TO OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

     PORTFOLIO SECURITIES HELD BY THE FUND HAVE REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS FROM THE DATE OF PURCHASE BY THE FUND. PORTFOLIO SECURITIES WHICH HAVE CERTAIN PUT OR DEMAND FEATURES EXERCISABLE BY THE FUND WITHIN THIRTEEN MONTHS (AS WELL AS CERTAIN U.S. GOVERNMENT OBLIGATIONS WITH FLOATING OR VARIABLE INTEREST RATES) AND SECURITIES HELD AS COLLATERAL FOR REPURCHASE AGREEMENTS MAY HAVE LONGER MATURITIES. SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA"), SAN FRANCISCO, CALIFORNIA, ACTS AS INVESTMENT ADVISER TO THE COMPANY. CONCORD FINANCIAL GROUP, INC. SPONSORS THE FUND AND ACTS AS ITS DISTRIBUTOR AND CONCORD HOLDING CORPORATION ACTS AS ITS ADMINISTRATOR, NEITHER OF WHICH IS AFFILIATED WITH BANK OF AMERICA.

     THIS PROSPECTUS BRIEFLY SETS FORTH CERTAIN INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1995 (AS IT MAY FROM TIME TO TIME BE REVISED), IS INCORPORATED HEREIN BY REFERENCE AND DISCUSSES CERTAIN SUBJECTS IN THIS PROSPECTUS FURTHER AS WELL AS OTHER MATTERS WHICH MAY BE OF INTEREST TO INVESTORS. A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED BY CALLING 800-332-3863.

     Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by or obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. The Fund seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions, although there can be no assurance that it will be able to do so on a continuous basis. Investment in the Fund involves investment risk, including the possible loss of principal amount invested.

     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offering of the Fund's shares and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. This prospectus does not constitute an offer by the fund or by the distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the fund or the distributor to make such offer in such jurisdiction.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  JULY 1, 1995

                                EXPENSE SUMMARY

     The following table sets forth certain information regarding the shareholder transaction expenses imposed by the Fund with respect to Pacific Horizon Shares and the annual operating expenses expected to be incurred by the Fund's Pacific Horizon Shares during the current fiscal year. This information has been restated to assume that current fees had been in effect during the previous fiscal year. Actual expenses may vary. A hypothetical example based on the table is also shown.

                                                                                    PRIME
                                                                                    FUND
                                                                                    -----
    Shareholder Transaction Expenses
      Sales Load Imposed on Purchases....................................            None
      Sales Load Imposed on Reinvested Dividends.........................            None
      Deferred Sales Load................................................            None
      Redemption Fees....................................................            None
      Exchange Fee.......................................................            None

    Annual Fund Operating Expenses (as a percentage of average net assets)
      Management Fees (after fee waivers)................................             .20%
      Special Management Services Fee....................................   .32%
      Other Expenses.....................................................   .05%
                                                                            ---
      All Other Expenses.................................................             .37%
                                                                                      ---
    Total Fund Operating Expenses (after fee waivers)....................             .57%
                                                                                      ===
    Example
    You would pay the following expenses on a $1,000 investment, assuming
    (1) a 5% annual return and (2) redemption at the end of each time period:
       1 year............................................................           $   6
       3 years...........................................................           $  18
       5 years...........................................................           $  32
      10 years...........................................................           $  71

     The foregoing Expense Summary and Example are intended to assist investors in Pacific Horizon Shares in understanding the various shareholder transaction and operating expenses of the class that investors bear either directly or indirectly. The investment adviser and administrator may voluntarily waive a portion of their respective fees and may voluntarily reimburse expenses from time to time. This voluntary waiver and reimbursement may be modified or terminated at any time. For a further description of the Fund's operating expenses, see "Management of the Fund" in this Prospectus.

     THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN AND OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain information concerning the investment results of Pacific Horizon Shares of the Fund for the periods indicated. The information contained in the Financial Highlights insofar as it pertains to each of the five fiscal years in the five year period ended February 28, 1995 has been audited by Price Waterhouse LLP, independent accountants of the Fund, whose unqualified report on the financial statements containing such information is incorporated by reference in the Statement of Additional Information, which may be obtained upon request. The information contained in the Financial Highlights for each of the four years in the period ended February 28, 1989 was audited by other independent accountants whose report dated April 20, 1989 expressed an unqualified opinion on the statements containing such information. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the unqualified report of independent accountants which are incorporated by reference in the Statement of Additional Information.

     Selected data for a Pacific Horizon Share outstanding throughout each of the periods indicated:

                                             YEAR ENDED
                      ---------------------------------------------------------
                       FEB.         FEB.         FEB.        FEB.        FEB.
                        28,          28,          28,         29,         28,
                       1995+        1994+        1993+       1992        1991
                      -------      -------      -------     -------     -------
Net asset value per
 share, beginning of
 year...............  $  1.00      $  1.00      $  1.00     $  1.00     $  1.00
                      -------      -------      -------     -------     -------
Income from
 investment
 operations:
 Net investment
 income.............   0.0424       0.0287       0.0340      0.0558      0.0762
   Net realized gain
    (loss) on
    securities......  (0.0227)     (0.0016)      0.0000      0.0005     (0.0001)
                      -------      -------      -------     -------     -------
Total income from
 investment
 operations.........   0.0197       0.0271       0.0340      0.0563      0.0761
Less Dividends from
 net investment
 income.............  (0.0422)     (0.0287)     (0.0341)    (0.0557)    (0.0762)
Increase due to
 voluntary capital
 contribution from
 investment
 adviser............   0.0233       0.0000       0.0000      0.0000      0.0000
                      -------      -------      -------     -------     -------
Net change in net
 asset value per
 share..............   0.0008      (0.0016)     (0.0001)     0.0006     (0.0001)
                      -------      -------      -------     -------     -------
Net asset value per
 share, end of
 year...............  $  1.00      $  1.00      $  1.00     $  1.00     $  1.00
                      =======      =======      =======     =======     =======
Total return........     4.30%*       2.91%        3.45%       5.72%       7.89%
Ratios/Supplemental
 Data:
 Net assets, end of
 year (millions)....  $ 1,129      $ 1,216      $   992     $ 1,413     $ 1,086
   Ratio of expenses
    to average net
    assets..........     0.51%**      0.52%**      0.55%       0.56%       0.56%
   Ratio of net
    investment
    income to
    average net
    assets..........     4.19%**      2.86%**      3.42%       5.51%       7.61%

                                             YEAR ENDED
                      ---------------------------------------------------------
                                     FEB.         FEB.         FEB.         FEB.
                     FEB. 28,         28,          29,          28,          28,
                       1990          1989         1988         1987         1986
                    -----------     -------      -------      -------      -------
Net asset value per
 share, beginning of
 year............... $     1.00     $  1.00      $  1.00      $  1.00      $  1.00
                    -----------     -------      -------      -------      -------
Income from
 investment
 operations:
 Net investment
 income.............     0.0855      0.0738       0.0643       0.0606       0.0768
   Net realized gain
    (loss) on
    securities......     0.0001     (0.0002)      0.0003      (0.0001)     (0.0003)
                    -----------     -------      -------      -------      -------
Total income from
 investment
 operations.........     0.0856      0.0736       0.0646       0.0605       0.0765
Less Dividends from
 net investment
 income.............    (0.0855)    (0.0738)     (0.0643)     (0.0606)     (0.0768)
Increase due to
 voluntary capital
 contribution from
 investment
 adviser............     0.0000      0.0000       0.0000       0.0000       0.0000
                    -----------     -------      -------      -------      -------
Net change in net
 asset value per
 share..............     0.0001     (0.0002)      0.0003      (0.0001)     (0.0003)
                    -----------     -------      -------      -------      -------
Net asset value per
 share, end of
 year............... $     1.00     $  1.00      $  1.00      $  1.00      $  1.00
                        =======     =======      =======      =======      =======
Total return........       8.90%       7.63%++      6.62%++      6.23%++      7.96%++
Ratios/Supplemental
 Data:
 Net assets, end of
 year (millions).... $      890     $   921      $   957      $   484      $   464
   Ratio of expenses
    to average net
    assets..........       0.63%       0.63%        0.58%        0.57%        0.57%
   Ratio of net
    investment
    income to
    average net
    assets..........       8.52%       7.38%        6.42%        6.02%        7.74%

------------
 * Total return includes the effect of a voluntary capital contribution from the investment adviser. Without this capital contribution, the total return would have been lower.
** Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.05% and 0.01% for the years ended February 28, 1995 and February 28, 1994, respectively.
 + Security Pacific National Bank served as investment adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.
++ Unaudited.

                       INVESTMENT OBJECTIVE AND POLICIES

     IN GENERAL. The Fund's investment objective is to seek high current income and stability of principal. It seeks to achieve its investment objective by investing in dollar-denominated debt securities with remaining maturities of thirteen months or less as defined by the Securities and Exchange Commission. All securities acquired by the Fund will be determined by the investment adviser, under guidelines established by the Company's Board of Directors, to present minimal credit risks and will be U.S. Government securities or other "First Tier Securities" as defined by the Securities and Exchange Commission. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one (if rated by only one) or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") including Standard and Poor's Ratings Group, Division of McGraw Hill ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or issued by issuers with such ratings. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by the Fund will be of comparable quality as determined by the Fund's investment adviser pursuant to guidelines approved by the Board of Directors. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

     The Fund invests substantially all of its assets in a diversified portfolio of U.S. dollar-denominated money market instruments. Portfolio securities held by the Fund have remaining maturities of thirteen months or less from the date of purchase by the Fund. (Portfolio securities which are subject to repurchase agreements or have certain put or demand features exercisable by the Fund within thirteen months, as well as certain U.S. Government obligations with floating or variable interest rates, may have longer maturities.)

     In pursuing its investment objective, the Fund invests in a broad range of government, bank and commercial obligations that may be available in the money markets. The money market instruments in which the Fund invests will generally have neither as much risk nor as high a return as longer-term or lower-rated instruments. In accordance with current regulations of the Securities and Exchange Commission, the Fund intends to limit its investments in the securities of any single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days.

     The Fund may purchase bank obligations such as certificates of deposit and bankers' acceptances issued or supported by the credit of domestic banks, foreign branches of domestic banks ("Euro CDs") or domestic branches of foreign banks ("Yankee CDs" and "Yankee BAs"). Such banks must have total assets at the time of purchase in excess of $2.5 billion. No more than 25% of the Prime Fund's total assets at the time of purchase may be invested in Yankee CDs and Yankee BAs, and Euro CDs. The Fund may also make interest-bearing savings deposits in such commercial banks in amounts not in excess of 5% of the Fund's total assets.

     The Fund may be subject to additional investment risks because it may hold securities issued by foreign branches of domestic banks and domestic branches of foreign banks (and, as described below, commercial paper issued by foreign issuers). These risks are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the branch is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign branches of domestic banks and domestic branches of foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic branches of domestic banks (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information) and the Fund may experience difficulties in obtaining or enforcing a judgment against the issuing bank.

     The Fund may purchase commercial paper, short-term notes and corporate bonds that meet the Fund's maturity limitations. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

     The Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

OTHER INVESTMENT PRACTICES

     GOVERNMENT OBLIGATIONS. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan
Bank), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as obligations of the Federal National Mortgage Association), or only by the credit of the agency or instrumentality issuing the obligation (such as the Student Loan Marketing Association). Securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it is not obligated to do so by law.

     Certain securities issued by all governmental agencies may be prepaid by the issuer without penalty. Thus, when prevailing interest rates decline, the value of these securities is not likely to rise on a comparable basis with other debt securities that are not so prepayable. The proceeds of prepayments and scheduled payments of principal of these securities will be reinvested by the Fund at then-prevailing interest rates, which may be lower than the rate of interest on the securities on which these payments were received.

     "STRIPPED" SECURITIES. The Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes, the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

     REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Company's investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding thirteen months, the Fund intends only to enter into repurchase agreements having maturities not exceeding 60 days. Securities subject to repurchase agreements are held either by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller, under a repurchase agreement will be required to maintain the value including accrued interest of the securities subject to the agreement at not less than the repurchase price, and such value will be continuously monitored by the investment adviser on an ongoing basis. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940.

     REVERSE REPURCHASE AGREEMENTS. The Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to banks and other financial institutions, and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodian account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and the Company's investment adviser will continuously monitor the account to insure that the value is maintained. The Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by the Fund in connection with a reverse repurchase agreement will reduce the net investment income of the Fund. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but which will, except for certain U.S. Government obligations, permit the Fund to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Fund are subject to the Fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Fund's investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Fund invests, and their ability to repay principal and interest.

     Variable and floating rate instruments purchased by the Fund may include participation certificates issued by trusts or financial institutions in variable and floating rate obligations owned by such issuers or affiliated organizations. A participation certificate gives the Fund a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice. If the credit of the obligor is of minimal credit risk, no credit support from a bank or other financial institution will be necessary. In other circumstances, the participation certificate will be backed by an irrevocable letter of credit or guarantee of a bank, or will be insured by an insurer, that the Fund's investment adviser has determined meets the quality standards for the Fund. If a participation interest is backed by an irrevocable letter of credit or guarantee of a bank or is insured as described above, the Fund will usually have the right to sell the interest back to the institution or draw on the letter of credit or insurance policy on demand after a specified notice period, for all or any part of the principal amount of the participation interest plus accrued interest. Although a participation interest may be sold by the Fund, under normal circumstances they will be held until maturity.

     The Fund may also invest in obligations which provide for a variable or floating interest rate which is determined through a periodic "auction process." From time to time, holders of the obligations have the right to tender any such obligations to a remarketing agent which then remarkets the obligations which have been tendered and thereby determines a new interest rate for the following period.

     WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement describes a securities transaction in a secondary market for which settlement will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund's liquidity and the ability of its investment adviser to manage its portfolio may be adversely affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 25% of the value of its total assets. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

     INVESTMENT LIMITATIONS. The Fund's investment objective is a fundamental policy that may not be changed without a vote of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940). The Fund's policies may be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the investment limitations set forth below may not be changed without such a vote of shareholders. A description of certain other fundamental investment limitations is contained in the Statement of Additional Information.

     The Fund may not:

          1. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by instruments of domestic branches of U.S. banks or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          2. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid.

          3. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under federal or state securities laws or enter into repurchase agreements providing for settlement more than seven days after notice; or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total assets.

     The Fund intends that, except as stated above under "Other Investment Practices--Variable and Floating Rate Instruments," variable amount master demand notes with maturities of nine months or less as well as investments in securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board) will not be subject to the 10% limitation on illiquid securities set forth in Investment Limitation No. 2 above.

     INVESTMENT DECISIONS. Investment decisions for the Fund are made independently from those for other portfolios of the Company and other investment companies and common trust funds managed by Bank of America and its affiliated entities. Such other investment companies and common trust funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another portfolio, investment company or common trust fund, available investments or opportunities for sales will be allocated in a manner which Bank of America believes to be equitable. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In addition, in allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions or dealer concessions), Bank of America may take into account the sale of shares of the Fund by broker-dealers and other financial institutions (including affiliates of Bank of America and the Distributor), provided Bank of America believes that the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other unaffiliated qualified firm.

                             MANAGEMENT OF THE FUND

     BOARD OF DIRECTORS. The business of the Company is managed under the direction of its Board of Directors. Information about the Directors and officers of the Company is included in the Statement of Additional Information.

     INVESTMENT ADVISER. Bank of America serves as the Fund's investment adviser. Bank of America, which has principal offices at 555 California Street, San Francisco, California 94104, is a national banking association formed in 1904 which provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries. Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since it commenced operations in 1984. Bank of America and its affiliates have over $50 billion under management, including over $10 billion in mutual funds. Bank of America is a subsidiary of Bank America Corporation, a registered bank holding company.

     As investment adviser Bank of America manages the investments of the Fund and is responsible for all purchases and sales of the Fund's portfolio securities. For its investment advisory services Bank of America is entitled to receive a fee accrued daily and payable monthly at the following annual rates:
 .10% of the first $3 billion of the Fund's net assets, plus .09% of the next $2 billion of the Fund's net assets, plus .08% of the Fund's net assets over $5 billion. For the fiscal year ended February 28, 1995, the Fund paid Bank of America advisory fees at the effective annual rate of .07% of the Fund's net assets, and Bank of America waived advisory fees at the effective annual rate of
 .03% of the Fund's net assets. This amount may be reduced pursuant to certain undertakings by Bank of America described below under "Fee Waivers."

     In addition, Bank of America is entitled to fees under the Company's Special Management Services Agreement described below and may also receive fees charged directly to its customers' accounts in connection with investments in Fund shares.

     ADMINISTRATOR. Concord Holding Corporation (the "Administrator") serves as the Company's administrator and assists generally in supervising the Fund's operations. The Administrator is a wholly owned subsidiary of The BISYS Group, Inc. Its offices are located at 125 West 55th Street, New York, New York 10019.

     Under its Basic Administrative Services Agreement for the Fund, the Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services that are for the benefit of all classes of shares in the Fund, including coordination of reports to shareholders and reports to the Securities and Exchange Commission; calculation of the net asset value of Fund shares and dividends and capital gains distributions to shareholders; payment of the costs of maintaining the Fund's offices; preparation of tax returns; provision of internal legal and accounting compliance services; maintenance (or oversight of the maintenance by others approved by the Board of Directors) of the Fund's books and records; and the provision of various services for shareholders who have made a minimum initial investment of at least $500,000, including the provision of a facility to receive purchase and redemption orders for the accounts of such shareholders.

     For these administrative services the Administrator is entitled to receive an administration fee computed daily and payable monthly at the following annual rates: .10% of the first $7 billion of the Fund's net assets, plus .09% of the next $3 billion of the Fund's net assets, plus .08% of the Fund's net assets over $10 billion. For the fiscal year ended February 28, 1995, the Fund paid the Administrator administration fees at the effective annual rate of .07% of the Fund's net assets, and the Administrator waived administration fees at the effective rate of .03% of the Fund's net assets during the period.

     Pursuant to the authority granted in its agreement with the Company, the Administrator has entered into an agreement with The Bank of New York under which the bank performs certain of the services listed above--e.g., calculating the net asset value of Fund shares and dividends to shareholders and maintaining the Fund's books and records. The Fund bears all fees and expenses charged by the bank for these services.

     SPECIAL MANAGEMENT SERVICES AGREEMENT. The Company has entered into a Special Management Services Agreement with Bank of America and the Administrator with respect to the Fund's Pacific Horizon Shares. Under the agreement, Bank of America and the Administrator have agreed to develop and monitor the investor programs that are offered from time to time in connection with Pacific Horizon Shares; provide dedicated walk-in and telephone facilities to handle shareholder inquiries and serve investor needs; develop and maintain the registration or qualification of Pacific Horizon Shares for sale under state securities laws; pay for the operation of arrangements that facilitate same-day share purchases by customers of Bank of America through the use of a joint repurchase agreement and assume the expense of payments made to third parties for services provided in connection with the investments of their customers in provision of a facility to receive purchase and redemption orders for shareholders who have made a minimum initial investment of less than $500,000.

     For the services provided and expenses assumed pursuant to the Special Management Services Agreement, Bank of America (Security Pacific prior to its merger with Bank of America) and the Administrator are entitled to receive an aggregate fee, computed daily and payable monthly, at the annual rate of .32% of the average net asset value of the Prime Fund's outstanding Pacific Horizon Shares. As stated below under "Description of Shares," such fees are borne by the Fund's Pacific Horizon Shares and are not paid with respect to the Fund's other series of shares. For the fiscal year ended February 28, 1995, the Prime Fund paid aggregate fees pursuant to the Special Management Services Agreement at the effective annual rate of .32% of the average net assets of its Pacific Horizon Shares.

     DISTRIBUTOR. Concord Financial Group, Inc. (the "Distributor") is the principal underwriter and distributor of shares of the Funds. The Distributor is a wholly-owned subsidiary of the Administrator organized to distribute shares of mutual funds to institutional and retail investors. Its offices are located at 125 West 55th Street, New York, New York 10019.

     The Distributor makes a continuous offering of the Fund's shares and bears the costs and expenses of printing and distributing to selected dealers and prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Fund (after such items have been prepared and set in type by the Fund) that are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by selected dealers in connection with the offering of the Fund's shares for sale to the public.

     CUSTODIAN AND TRANSFER AGENT. The Bank of New York, located at 90 Washington Street, New York, New York 10286, serves as custodian for the Fund and Bank of America serves as the Prime and Treasury Funds' sub-custodian. DST Systems, Inc. ("Transfer Agent"), 811 Main, Kansas City, Missouri 64105-2005, serves as the Fund's transfer agent and dividend disbursing agent. The Company has also entered into a Cash Management and Related Services Agreement with The Bank of New York pursuant to which The Bank of New York receives and disburses funds in connection with wire purchases and wire redemptions of the Fund's shares. Other services are provided for in the Cash Management Agreement with United Missouri Bank of Kansas City, N.A.

     FEE WAIVERS. Except as noted in this Prospectus and the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. From time to time during the course of the Fund's fiscal year, the Administrator and/or Bank of America may voluntarily not receive payment of fees under their respective agreements described above and/or assume certain expenses of the Fund, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year and, subject to the expense limitations of certain states, to stop such fee waivers and expense reimbursements at any time. This will have the effect of increasing yield to investors at the time such fees are not received or expenses are assumed and decreasing yield when such fees or amounts are reimbursed.

                              PURCHASES OF SHARES

     Pacific Horizon Shares may be purchased directly from the Distributor, by clients of Bank of America through their qualified trust and agency accounts or by clients of certain institutions such as banks or broker-dealers ("Service Organizations") without a charge imposed by the Fund, although Bank of America and Service Organizations may charge a fee for providing administrative services in connection with investments in shares of the Fund. The minimum initial investment is $500, except for purchases through Bank of America's trust and agency accounts or through a Service Organization whose clients have made aggregate minimum purchases of $1,000,000, in which event the minimum initial investment is $100, or as otherwise described below under "Shareholder Services." The minimum subsequent investment is $50, except for investments arising from automatic investment transactions on behalf of Bank of America's trust and agency accounts, as to which there is no minimum. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund. The Fund reserves the right to reject any purchase order. Persons wishing to purchase shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Other investors may purchase shares in the manner described below.

     An investor desiring to purchase shares by mail should complete an Account Application and mail the Application and a check payable to "Pacific Horizon Prime Fund" to the Company c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955. All subsequent payments should be mailed to DST Systems, Inc., P.O. Box 419940, Kansas City, Missouri 64173-0298. An investor desiring to purchase shares by wire should request his bank to transmit immediately available funds by wire to The Bank of New York, ABA No. 021000018, Pacific Horizon Funds, Inc.--Prime Fund, DDA No. 8900052554 for purchase of shares in the investor's name. It is important that the wire include the investor's name, address and tax identification number, indicate whether a new account is being established or a subsequent payment is being made to an established account and indicate the name of the Fund. If a subsequent payment is being made, the investor's Fund account number should be included. An investor should contact his bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Payments which are hand delivered must be delivered directly to the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005.

     A fee will be imposed by the Transfer Agent if any check used for investment in an account does not clear. All payments should be in U.S. dollars. Purchase orders in proper form are effected on a day on which both the Fund's custodian and the New York Stock Exchange (the "Exchange") are open for business (a "Business Day") at the net asset value per share next determined after receipt by the Transfer Agent at its Kansas City office of both an order and federal funds. Purchases will not be effected until payments made in other than federal funds are converted to federal funds, which is ordinarily within two business days of receipt. Purchase orders effected through automatic investment transactions on behalf of Bank of America's trust and agency accounts are received by Bank of America as sub-custodian for the Fund before 12:00 noon (Pacific Time) and are effected as of 4:00 p.m. (Eastern Time) on the same day. It is the responsibility of Bank of America or the Service Organization involved to transmit orders for the purchases of shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Fund are open for business.

     The net asset value per share of the Fund is determined on each Business Day as of 2:30 p.m. Eastern Time and the close of regular trading hours on the Exchange (or 4:00 p.m. Eastern Time if the Exchange is closed). In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information-- Valuation." The net asset value per share for purposes of pricing purchase and redemption orders for the Fund is determined independently of that for other portfolios of the Company. For voice recorded price and yield information call (800) 227-1545.

     Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. See the Fund's Account Application for further information about this requirement.

     The Company will obtain a representation from Service Organizations (as well as from Bank of America and the Administrator) that they will be licensed as dealers as required by applicable law or will not engage in activities which would require them to be so licensed.

     TELETRADE. Although the privilege may not be used to make an initial purchase, an investment in Pacific Horizon Shares of the Fund automatically entitles an investor to purchase Fund shares (minimum of $500 and maximum of $50,000 per transaction) without charge by telephone unless he indicates on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use the TeleTrade Privilege. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter to the Transfer Agent before the TeleTrade Privilege may be used. The proceeds will be transferred between the checking, NOW or bank money market account designated in one of these documents and the investor's Fund account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the net asset value next determined after receipt of payment by the Fund's Transfer Agent. The Company may modify this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     An investor who has selected the TeleTrade Privilege may request TeleTrade purchases by telephoning the Transfer Agent at (800) 346-2087. The TeleTrade Privilege may not be available to certain clients of Bank of America or particular institutional investors.

                              REDEMPTION OF SHARES

     Investors whose shares are purchased through accounts at Bank of America or a Service Organization may redeem all or part of their Pacific Horizon Shares in accordance with the instructions pertaining to such accounts. If such investors are also the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares in accordance with the procedures described below under "Regular Redemption." Such investors wishing to use the other redemption methods must arrange with Bank of America or a Service Organization for delivery of the required application(s) to the Transfer Agent. Redemption orders are effected on a Business Day at the net asset value per share next determined after receipt of the order by the Transfer Agent. It is the responsibility of Bank of America or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with one of the following procedures.

     REGULAR REDEMPTION. An investor may redeem shares in any amount by sending a written request to the Prime Fund, c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955. Redemption orders are effected upon receipt by the Transfer Agent at its Kansas City office. Redemption requests delivered to the Company other than by mail must be delivered to the offices of the Transfer Agent at 811 Main, Kansas City, Missouri 64105-2005. Shares for which certificates have been issued may not be redeemed unless the certificates have been submitted to the Transfer Agent and endorsed for transfer.

     Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts. A redemption request for
(i) an amount in excess of $50,000 per day, (ii) any amount if the proceeds are to be sent elsewhere than the address of record and (iii) an amount of $50,000 or less if the address of record has not been on file with the Transfer Agent for a period of 60 days, must be accompanied by a signature guarantee. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or other eligible guarantor institution. The Transfer Agent will not accept guarantees from notaries public. Signatures on endorsed certificates submitted for redemption must also be guaranteed. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

     TELETRADE. An investor may redeem shares in the same manner and subject to the same limitations as described under "Purchases of Shares--TeleTrade" above. Redemption proceeds will be on deposit in the investor's account at a domestic financial institution which is an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. An investor may also request that redemption proceeds be sent by check. Checks will be sent only to the registered owner(s) and only to the address of record. An investor who has selected the TeleTrade Privilege may request TeleTrade redemptions by telephoning the Transfer Agent at (800) 346-2087. Shares issued in certificate form are not eligible for this Privilege. Neither the Company nor any of its service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable.

     WIRE REDEMPTION. An investment in Pacific Horizon Shares of the Fund automatically entitles an investor to redeem shares by wire unless he has indicated on the Account Application or in a subsequent signature guaranteed written notice to the Transfer Agent that he does not wish to use this method of redemption. Appropriate information concerning the investor's bank must be provided on the Account Application or in a subsequent signature guaranteed letter of instruction to the Transfer Agent before shares may be redeemed by wire. Shareholders may instruct the Transfer Agent to redeem shares in the Fund on written, telegraphic, or telephone instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The responsibility of the Transfer Agent and certain other parties for telephonic instructions believed to be genuine is discussed in the preceding paragraph. The proceeds of redemption will normally be wired in federal funds to the commercial bank specified by the investor on the Account Application. Redemption proceeds must be in an amount of at least $1,000, and may be subject to limits as to frequency and overall amount. Wire redemptions may be terminated or modified by the Fund at any time. Shares issued in certificate form are not eligible for wire redemption. A shareholder should contact his bank for information on any charges imposed by the bank in connection with the receipt of redemption proceeds by wire. During periods of substantial economic or market change, telephone wire redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request in person to the Transfer Agent or by mail as described above under "Regular Redemption." For additional information concerning wire redemptions, see the Statement of Additional Information and the Fund's Account Application.

     CHECK REDEMPTION. An investor may request on the Account Application that the Company provide Redemption Checks ("Checks") drawn on the Fund. Checks will be sent only to the registered owner(s) and only to the address of record. The Account Application must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned until the Check clears the Transfer Agent. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of the investor's shares to cover the amount of the Check. All cleared checks will be returned to the investor on a monthly basis. There is no charge to the investor for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon the request of the investor, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends accrue daily, checks should not be used to close an account, as a small balance is likely to result. Shares for which stock certificates have been issued may not be redeemed by Check.

     OTHER REDEMPTION INFORMATION. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. The Fund will make payment for all shares redeemed after receipt by the Transfer Agent of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. If the shares to be redeemed have been purchased by check or TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds within seven business days. Where redemption is requested other than by mail, shares purchased by check or by TeleTrade will not be redeemed for a period of seven business days after their purchase. This procedure does not apply to situations where the Fund receives payment in cash or immediately available funds for the purchase of shares. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor having purchased shares by wire must have filed an Account Application before any redemption requests can be honored.

     The Fund imposes no charge when shares are redeemed. However, if shares have been purchased through Bank of America or a Service Organization, Bank of America or the Service Organization may charge a fee for providing administrative services in connection with investments in shares. The Fund reserves the right to redeem accounts (other than non-working spousal IRA accounts) involuntarily, upon sixty days' written notice, if the account's net asset value falls below the $500 minimum balance.

                              SHAREHOLDER SERVICES

     The services and privileges described under this heading may not be available to certain clients of Bank of America and particular Service Organizations, and Bank of America and some Service Organizations may impose conditions on their clients which are different from those described in this Prospectus. You should consult Bank of America or your Service Organization in this regard.

     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"). The Company makes available IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." For details contact the Distributor at (800) 332-3863. The minimum initial investment for SEP-IRAs with more than one participant is $2,500, with no minimum on subsequent purchases. The minimum initial investment for IRAs and SEP-IRAs with only one participant is normally $500, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

The investor should read the IRA Disclosure Statement and the Bank Custodial Agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

     EXCHANGES. The Exchange Privilege enables an investor to exchange Pacific Horizon Shares of the Fund for: like shares in another portfolio of the Company, or like shares of any investment portfolio of Time Horizon Funds (an open-end investment company managed by an affiliate of Bank of America) after it has commenced operations, provided that such other shares may legally be sold in the state of the investor's residence. An investment in Pacific Horizon Shares of the Fund automatically entitles an investor to use this Privilege unless he has indicated on the Account Application or in a subsequent written notice to the Transfer Agent that he does not wish to use this Privilege. The shares that are exchanged must have a current value of at least $500; furthermore, in establishing a new account through use of this Privilege, the shares being exchanged must have a value at least equal to the minimum initial investment required by the particular portfolio into which the exchange is being made. Prospectuses for portfolios of the Company (as well as prospectuses for investment portfolios of Time Horizon Funds) into which an exchange is being made may be obtained from the investor's Service Organization or the Distributor. A shareholder may telephone instructions by calling the Transfer Agent at (800) 346-2087. See "Redemption of Shares--TeleTrade" for a description of the Company's policy regarding responsibility for telephone instructions. When Fund shares are exchanged for shares of another portfolio in the Company (or for shares of an investment portfolio of Time Horizon Funds) which are sold with a sales load, the applicable sales load, if any, will be deducted. An investor desiring to use the Exchange Privilege should read the Statement of Additional Information and consult his or her Service Organization or the Distributor for further information applicable to use of the Exchange Privilege. The Company reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination except where notice is not required under the regulations of the Securities and Exchange Commission.

     AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program permits an investor to purchase Pacific Horizon Shares (minimum $50 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. The minimum initial investment requirement for investors establishing an Automatic Investment account is $50. To establish an Automatic Investment account, an investor must check the appropriate box and supply the necessary information on the Account Application or subsequently file a written request with the Transfer Agent. Such applications are available from the Distributor. An investor may cancel this Privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent at P.O. Box 419955, Kansas City, Missouri 64141-6955 and notification will be effective three business days following receipt. The Company may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

     DIRECT DEPOSIT PROGRAM. If an investor receives federal salary, social security, or certain veteran's, military or other payments from the federal government, he is eligible for the Direct Deposit Program. With this Program, an investor may purchase Pacific Horizon Shares (minimum of $50 and maximum of $50,000 per transaction) by having these payments automatically deposited into his Fund account. An investor may deposit as much of such payments as he elects. For instructions on how to enroll in the Direct Deposit Program, an investor should call the Transfer Agent at (800) 346-2087. Death or legal incapacity will terminate an investor's participation in the Program. An investor may elect at any time to terminate his participation by notifying the appropriate federal agency. Further, the Company may terminate an investor's participation upon 30 days' notice to the investor.

     AUTOMATIC WITHDRAWAL PLAN. Investors having a $5,000 minimum account may request withdrawal of a dollar amount in multiples of $50 on a monthly, quarterly, semi-annual or annual basis. At the investor's option, monthly withdrawals will be made on either the first or fifteenth day of the month and quarterly, semi-annual or annual withdrawals will be made on either the first or fifteenth day of the month selected. To participate in the automatic withdrawal plan, an investor must check the appropriate box and supply the necessary information on the Account Application which may be obtained from the Distributor or subsequently file a signature guaranteed written request with the Transfer Agent.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The shareholders of the Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund. Generally, the Fund's net income is declared daily as a dividend. Shares begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through and including the day before the redemption order for the shares is executed. Dividends are paid within five business days after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any such capital gains as may be realized will be distributed no more than twice a year after reduction for any available capital loss carryforward.

     Dividends are paid in the form of additional full and fractional shares of the same series as the shares on which the dividends are declared at the net asset value of such shares on the payment date, unless the shareholder elects to receive dividends in cash. Reinvestment dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof must be made in writing to Pacific Horizon Funds, Inc.--Prime Fund, c/o DST Systems, Inc., P.O. Box 419955, Kansas City, Missouri 64141-6955, and will become effective with respect to dividends paid after its receipt by the dividend disbursing agent.

     FEDERAL TAXES. Management of the Company believes that the Fund qualified for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and it is intended that the Fund will continue to qualify as a regulated investment company in future years as long as such qualification is in the best interest of the Fund's shareholders. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

     In connection with such tax qualification, the Fund contemplates declaring as dividends at least 90% of its investment company taxable income for each taxable year. An investor of the Fund who receives a dividend derived from net investment company taxable income (including any excess of net short-term capital gain over net long-term capital loss) treats it as ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund. Because all of the net investment income of the Fund is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to shareholders who are not exempt from federal income taxes and that no part of any distribution paid by the Fund will be eligible for the dividends received deduction for corporations.

     Although the Fund anticipates that it will not have net long-term capital gain, any distribution of the Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to shareholders of the Fund as long-term capital gain regardless of how long the shareholder has held shares of the Fund.

     Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed for federal tax purposes to have been paid by the Funds and received by the shareholders on December 31, if such dividends are paid during January of the following year.

     The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders, and is based on federal tax laws and regulations which are in effect as of the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative actions. Potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     STATE AND LOCAL TAXES. Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                             DESCRIPTION OF SHARES

     The Company was organized October 27, 1982 as a Maryland corporation. On March 30, 1984 the Company commenced its public sale of shares (Pacific Horizon Shares) in the Prime Fund, which was originally called "Money Market Portfolio." On January 19, 1990, the Prime Fund of The Horizon Funds, a Massachusetts business trust, was combined with the Money Market Portfolio of the Company; the Company changed the name of its resulting portfolio to "Prime Fund"; and, in addition to continuing its offering of Pacific Horizon Shares in such Fund, the Company began offering Horizon Shares and Horizon Service Shares in the Fund. (Horizon Shares and Horizon Service Shares are sold to institutions and may not be purchased by individuals directly.)

     The Company's charter authorizes the Board of Directors to issue up to two hundred billion full and fractional shares of capital stock, and to classify and reclassify any authorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

     Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Fund, which is classified as a diversified company under the Investment Company Act of 1940: fifteen billion Pacific Horizon Shares, twenty-eight billion Horizon Shares and fifteen billion Horizon Service Shares. Horizon Shares and Horizon Service Shares of the Funds are described in a separate Prospectus available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company, which are likewise described in separate Prospectuses available from the Distributor. This Prospectus relates primarily to the Pacific Horizon Shares of the Fund and describes only the investment objective and policies, operations, contracts and other matters relating to such Shares.

     Each Pacific Horizon Share, Horizon Share and Horizon Service Share in the Fund has a par value of $.001, and, except as noted below, is entitled to participate equally in the dividends and distributions declared by the Board of Directors with respect to the Fund and in the net distributable assets of such Fund on liquidation. Holders of the Fund's Pacific Horizon Shares bear the fees described in this Prospectus that are paid to Bank of America and the Administrator by the Fund under the Company's Special Management Services Agreement for Pacific Horizon Shares. Similarly, holders of Horizon Service Shares bear the fees described in the Prospectus for such shares that are paid to Shareholder Organizations by the Fund under the Company's Shareholder Services Plan. The fees paid under the Shareholder Services Plan are for services provided by institutional investors to their customers in connection with Horizon Service Shares, and Shareholder Organizations do not receive similar fees with respect to the Fund's Horizon Shares or Pacific Horizon Shares. As a result, at any given time, the net yield on the Fund's Pacific Horizon Shares is expected to be approximately .32% lower than the yield on the Fund's Horizon Shares and .07% lower than the yield on the Fund's Horizon Service Shares. Standardized yield quotations will be computed separately for each series of Shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by law or when class voting is permitted by the Board of Directors. It is contemplated that all shareholders of the Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and on any change in its fundamental investment limitations, and that only holders of Pacific Horizon Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Special Management Service Agreement. Shares have no pre-emptive rights and only such conversion and exchange rights as the Board may grant at its discretion. When issued for payment as described in this Prospectus, shares will be fully paid and non-assessable. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

     The Company does not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders of the Company, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors and such meetings will be called when requested by the holders of record of 10% or more of the Company's outstanding shares of common stock. To the extent required by law and the Company's undertaking with the Securities and Exchange Commission, the Company will assist in shareholder communications in such matters. Shares have cumulative voting rights to the extent that may be required by applicable law.

                            PERFORMANCE CALCULATIONS

     From time to time the "yield" or "effective yield" of the Fund may be quoted in advertisements or reports to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement or report). This income is then "annualized"--that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Additionally, the yields may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the Fund's yields may be compared to Donoghue's Money Fund Averages, which are averages compiled by Donoghue's Money Fund Report. Yield data as reported in national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Fund. A complete listing of the indices, rankings and publications discussed above is contained in the Statement of Additional Information.

     Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the shares of the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fee charged by Bank of America or other institutional investors directly to their customers in connection with investments in shares of the Funds (which fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income) will not be included in the Fund's calculations of yield.

                            ------------------------

     Shareholder inquires should be addressed to the Distributor at the address or telephone numbers stated on the inside cover of this Prospectus.

                                    CONTENTS

        EXPENSE SUMMARY..........................................................     2
        FINANCIAL HIGHLIGHTS.....................................................     3
        INVESTMENT OBJECTIVE AND POLICIES........................................     4
        MANAGEMENT OF THE FUND...................................................     8
        PURCHASES OF SHARES......................................................    11
        REDEMPTION OF SHARES.....................................................    12
        SHAREHOLDER SERVICES.....................................................    14
        DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................    16
        DESCRIPTION OF SHARES....................................................    17
        PERFORMANCE CALCULATIONS.................................................    18
---------------------------------------------------------------------------------------------------
         DISTRIBUTOR:                     INVESTMENT ADVISER:
         Concord Financial Group,         Bank of America National Trust and Savings
         Inc.                             Association
         125 West 55th Street             555 California Street
         New York, NY 10019               San Francisco, CA 94104
---------------------------------------------------------------------------------------------------